Registration No. 33-65568
                                                                        811-7828


As filed with the Securities and Exchange Commission on  November 27, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 6 /X/

                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                Amendment No. 8 /X/

                        (Check appropriate box or boxes)

                               MINERVA FUND, INC.
               (Exact name of Registrant as specified in charter)
                                 237 Park Avenue
                            New York, New York 10017

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 393-9998


                              George Martinez, Esq.


                               Minerva Fund, Inc.

                                3435 Stelzer Road
                               Columbus, OH 43219


                     (Name and Address of Agent for Service)

                                 with a copy to:

                              Robert M. Kaner, Esq.

                           Simpson Thacher & Bartlett
                              425 Lexington Avenue

                          New York, New York 10017-3954
                                 (212) 455-3275


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

                        immediately  upon filing  pursuant to  paragraph  (b) on
                        (date) pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(1)

              /X/ on January 24, 1997 pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously filed a declaration of registration of an indefinite number of shares of Capital Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. Registrant's 24f-2 Notice for the fiscal year ended September 30, 1996 was filed on November 26, 1996.

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

N-1A Item No.                                             Location

Part A                                                    Prospectus Caption

Item 1    Cover Page                                      Cover Page

Item 2    Synopsis                                        Fund         Expenses;
                                                          Prospectus Summary

Item 3    Condensed Financial Information                 Financial Highlights

Item 4.   General Description of Registrant               Investment Objectives;
                                                          Investment   Policies;
                                                          Other       Investment
                                                          Policies; Special Risk
                                                          Considerations;
                                                          Investment
                                                          Limitations;   General
                                                          Information

Item 5.   Management of the Fund                          Fund         Expenses;
                                                          Investment Management;
                                                          Administrative
                                                          Services;      General
                                                          Information


Item 5A.  Management's Discussion of Fund Performance     Not Applicable

Item 6.   Capital Stock and Other Securities              Dividends,     Capital
                                                          Gains    Distributions
                                                          and   Taxes;   General
                                                          Information

Item 7.   Purchase of Securities Being Offered            Purchase   of  Shares;
                                                          Valuation  of  Shares;
                                                          Distributor

Item 8    Redemption or Repurchase                        Redemption of Shares

Item 9    Pending Legal Proceedings                       Not Applicable



Part B                                                    Statement           of
                                                          Additional Information
                                                          Caption

Item 10.  Cover Page                                      Cover Page

Item 11.  Table of Contents                               Table of Contents

Item 12.  General Information and History                 Not Applicable

Item 13.  Investment Objectives and Policies              Investment  Objectives
                                                          and Policies;  Foreign
                                                          Investments;   Futures
                                                          Contracts;    Options;
                                                          Options   on   Foreign
                                                          Currencies;  Risks  of
                                                          Options   on   Futures
                                                          Contracts,     Forward
                                                          Contracts  and Options
                                                          on Foreign Currencies;
                                                          Investment
                                                          Limitations;   General
                                                          Information





                                                         Statement of Additional
Part B                                                   Information Caption
------                                                    -------------------


Item 14.  Management of the Fund                          Officers and Directors
                                                          of the Fund  (see also
                                                          the        Prospectus,
                                                          Directors          and
                                                          Officers);  Investment
                                                          Management
Item 15.  Control Persons and Principal Holders
           of Securities                                  Officers and Directors
                                                          of the  Fund;  General
                                                          Information

Item 16.  Investment Advisory and Other Services          Distributor   for  the
                                                          Fund;  Administration,
                                                          Custody  and  Transfer
                                                          Agency Services

Item 17.  Brokerage Allocation and Other Practices        Portfolio Transactions

Item 18.  Capital Stock and Other Securities              General Information

Item 19.  Purchase, Redemption and Pricing of Securities  Purchase   of  Shares;
          Being Offered                                   Redemption  of Shares;
                                                          Determination  of  Net
                                                          Asset           Value;
                                                          Shareholder Services

Item 20.  Tax Status                                      Tax     Aspects     of
                                                          Options,      Futures,
                                                          Forward  Contracts and
                                                          Swap       Agreements;
                                                          Additional Information
                                                          Concerning      Taxes;
                                                          Shareholder  Services;
                                                          General Information

Item 21.  Underwriters                                    Distributor for the Fund

Item 22.  Calculation of Performance Data                 Performance Calculations

Item 23.  Financial Statements                            Report of  Independent
                                                          Accountants; Financial
                                                          Statements

N-1A Item No.           Location
-------------           --------

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                               MINERVA FUND, INC.


                                3435 Stelzer Road
                               Columbus, OH 43219



--------------------------------------------------------------------------------
                 Information and Client Services: 1-800-393-9998
--------------------------------------------------------------------------------

                          Prospectus--January 24, 1997

Minerva Fund, Inc. (the "Fund") is a no load open-end management investment company currently consisting of one portfolio, the Equity Portfolio (the "Equity Portfolio" or the "Portfolio"). The Portfolio operates as a diversified investment company.


--------------------------------------------------------------------------------

EQUITY PORTFOLIO



The Equity Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of companies which are deemed to have earnings and dividend growth potential above the average of the economy in general.

--------------------------------------------------------------------------------


About This Prospectus


This Prospectus, which should be retained for future reference, concisely sets forth information that you should know before you invest. A "Statement of Additional Information" (the "Statement") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). Such Statement is dated January 24, 1997 and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Fund at the telephone number shown above or through the SEC Internet address at http://www.sec.gov. Investors are advised that shares of the Portfolio are not deposits or obligations of, or endorsed or guaranteed by, The Long-Term Credit Bank of Japan, Limited ("LTCB"), LTCB Trust Company or any other affiliates of LTCB, nor are they federally insured by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency.



--------------------------------------------------------------------------------





    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                        Page
                                                        -----
Fund Expenses ......................................      3
Prospectus Summary .................................      4
Financial Highlights ...............................      6
Yield and Total Return .............................      7
Investment Objective ...............................      7
Investment Policies ................................      7
Other Investment Policies ..........................      8
Special Risk Considerations ........................     11
Investment Suitability .............................     12
Purchase of Shares .................................     12
Redemption of Shares ...............................     14


                                                        Page
                                                        -----


Shareholder Services ...............................     15
Valuation of Shares ................................     15
Dividends, Capital Gains
  Distributions and Taxes ..........................     15
Investment Management ..............................     16
Administrative Services ............................     17
Distributor ........................................     17
Investment Limitations .............................     17
General Information ................................     18
Directors and Officers .............................     20


Investment Manager:
LTCB-MAS Investment Management, Inc.
One Tower Bridge, Suite 1000
West Conshohocken, Pennsylvania 19428


Administrator and Distributor:
BISYS Fund Services Limited
Partnership
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent, Dividend Disbursing Agent and Accounting Agent:

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

                                  FUND EXPENSES


      The following table illustrates the various expenses and fees that an investor may incur either directly or indirectly as a shareholder in the Portfolio.

Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases (as a percentage
        of offering price) .................................................         None


    Sales Load Imposed on Reinvested Dividends .............................         None
    Redemption Fee .........................................................         None
    Exchange Fee ...........................................................         None

Annual Fund Operating Expenses (as a percentage of average net assets)
    Management Fee (after voluntary waivers)* ..............................        .42%
    Other Expenses (estimated, after expense reimbursement)** ..............        .58%
                                                                                  -------
    Total Fund Operating Expenses (estimated, after expense reimbursements)***     1.00%
                                                                                  =======




   * Reflects voluntary advisory fee waiver of 0.15% of average daily net assets by LTCB-MAS Investment Management, Inc. ("LTCB-MAS") and voluntary administrative services fee waiver of 0.08% of average net assets by Furman Selz LLC.

  ** The amounts set forth for "Other  Expenses"  are based on amounts  incurred during the most recent fiscal year, restated to give effect to the voluntary expense reimbursements as described below. Absent voluntary expense reimbursements in effect during the most recent fiscal year, the ratio of "Other Expenses" to average net assets would have been 1.02% for the Portfolio. "Other Expenses" include expenses such as fees for shareholder services, custodial and transfer agency fees, legal and accounting fees, printing costs and registration fees.

 *** The amounts set forth for "Total Fund Operating Expenses" are based on amounts incurred during the most recent fiscal year, restated to reflect the agreement by LTCB-MAS to reimburse the Portfolio for "Total Fund Operating Expenses" in excess of 1.00% of average net assets for a period of at least one year from the date of this Prospectus. Absent voluntary expense reimbursements in effect during the most recent fiscal year, the ratio of "Total Fund Operating Expenses" to average net assets would have been 1.44%.


Example

The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods based upon payment by the Portfolio of operating expenses at the levels set forth in the expense table above and assuming (1) a 5% annual rate of return (2) redemption at the end of each time period.



       1 year              3 years             5 years            10 years
        -----              ------              ------              -------
         $10                 $32                 $55                $122



      This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown above.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY


     The Equity Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies which are deemed to have earnings and dividend growth potential above the average of the economy in general.



INVESTMENT MANAGEMENT


     LTCB-MAS   acts  as  the  Fund's   investment   manager   and  has  overall
responsibility for supervising the investment program of the Portfolio. LTCB-MAS, a joint subsidiary of LTCB and Miller Anderson & Sherrerd ("MA&S"), provides investment counselling services to employee benefit plans and other institutional investors and as of September 30, 1996, had assets under management in excess of $750 million. LTCB, with over $300 billion in assets as of September 30, 1996, is one of the 25 largest banks in the world. MA&S provides investment counselling services primarily to institutional investors and as of September 30, 1996, had assets under management in excess of $37 billion. The selection on a day-to-day basis of appropriate investments for the Portfolio is made by MA&S acting in collaboration with and under the supervision of LTCB-MAS. As used in this Prospectus, the term "Adviser" refers to LTCB-MAS and MA&S acting in collaboration in the provision of investment advisory services to the Portfolio.



HOW TO INVEST


      Shares of the Portfolio are offered directly to investors without a sales commission at the net asset value of the Portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The minimum initial investment is $1 million. The minimum for subsequent investments is $100,000. Shares of the Portfolio are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares."



HOW TO REDEEM


     Shares of the Portfolio may be redeemed at any time at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."



INVESTMENT SUITABILITY


     The Portfolio is designed principally for the investments of tax-exempt fiduciary investors and other institutional clients. Since it is contemplated that the preponderance of investors in the Portfolio will not be subject to federal income taxes, securities transactions for the Portfolio will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains and dividend income under the Internal Revenue Code of 1986, as amended (the "Code").



ADMINISTRATIVE SERVICES


     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, provides the Fund with administrative services and also acts as the Fund's distributor. BISYS Fund Services, Inc. provides the Fund with accounting, dividend disbursing and transfer agency services.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK FACTORS



     Prospective  investors in the Fund should  consider the following  factors:
(1) the Portfolio may invest in repurchase agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction; (2) the Portfolio may lend its investment securities which entails a risk of loss should the borrower fail financially; (3) the Portfolio may invest a portion of its assets in futures contracts, options relating to foreign currencies and options on futures contracts, commonly referred to as derivatives, which entail certain costs and risks including imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument, and the risk that the Portfolio could not close out a futures or option position when it would be most advantageous to do so; and (4) the Portfolio may invest in the securities of foreign issuers, which are subject to certain special considerations not typically associated with investing in the securities of U.S. issuers (such investments to be limited to 5% of net assets). See "Special Risk Considerations" for additional information regarding certain risks associated with investment in the Portfolio.

 FINANCIAL HIGHLIGHTS



 The following financial highlights for each period below has been audited by Price Waterhouse LLP, the Fund's independent accountants whose report on the financial statements, including this financial highlights table, is included in the Fund's Annual Report and is contained in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the financial statements.



                                                                           Year            Year              Year
                                                                           Ended           Ended             Ended
                                                                       September 30,   September 30,     September 30,
                                                                           1996            1995              1994*
                                                                       ------------    ------------      ------------

Net Asset Value, Beginning of Period                                      $12.23           $10.01          $10.00
                                                                          ------           ------          ------
Income from Investment Operations:
  Net investment income(1)                                                  0.21             0.22            0.16
  Net realized and unrealized appreciation
    on investments                                                          1.73             2.20            0.02
                                                                          ------           ------          ------
    Total Increase from Investment Operations                               1.94             2.42            0.18
                                                                          ------           ------          ------

Less Dividends and Distributions:
  Dividends from net investment income                                     (0.14)           (0.20)          (0.15)
  Realized Capital Gains                                                   (0.46)            --              --
  Return of Capital                                                         --               --             (0.02)
                                                                          ------           ------          ------
    Total Dividends and Distributions                                      (0.60)           (0.20)          (0.17)
                                                                          ------           ------          ------

Net Asset Value, End of Period                                            $13.57           $12.23          $10.01
                                                                          ======           ======          ======

Total Return**                                                             16.37%           24.37%           1.99%

Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)                                $63,542          12,725          10,227
  Ratio of Net Investment Income to Average Net Assets+                     1.59%            1.90%           1.56%
  Ratio of Net Expenses to Average Net Assets++                             0.98%            1.03%           1.00%
  Portfolio Turnover Rate                                                     55%              56%             35%
  Average Commission Rate2                                                $0.059             --              --



1 Per share data based on the average number of shares outstanding during each period.


2 For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share in security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

*    Commencement of Operations--October 1, 1993.

** Total returns are for the period shown and have not been annualized, and reflect voluntary fee waivers.

+ Ratios of Net Investment Income before effect of waivers and reimbursements were 1.13%, 0.59%, and 0.71%.

++ Ratios of Expenses before effect of waivers and reimbursements were 1.44%, 2.34%, and 1.85%.

                             YIELD AND TOTAL RETURN


     From time to time, the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical information, will fluctuate and are not intended to indicate future performance. The "average annual" total return shows the average annual percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. Such figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in additional shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations). When considering average annual total return figures for periods longer than one year, it is important to note that the Portfolio's total return for any one year in the period might have been greater or less than the average annual total return for the entire period.

     In addition to "average annual" total return, the Portfolio may also quote an "aggregate" total return for various periods representing the cumulative change in value of an investment in the Portfolio for a specific period (again reflecting changes in the Portfolio's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

     The "yield" of the Portfolio is computed by dividing the net investment income per share (determined in accordance with regulatory requirements) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes in expenses of the Portfolio all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     The performance of the Portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Statement of Additional Information.

     The Fund's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of the Portfolio for the fiscal year ended September 30, 1996.

                              INVESTMENT OBJECTIVE

     The Portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return achieved by the Portfolio may not be as great as that achieved by another Portfolio that can invest in a broader range of securities. Total return consists of two separate components: income return, which includes dividend and/or interest income which is distributed to shareholders; and capital return, which includes net realized capital gains which are distributed to shareholders, net realized capital losses which are not distributed to shareholders and the unrealized appreciation or depreciation of unsold securities which is reflected in changes in the Portfolio's net asset value per share. Although the Portfolio intends to remain substantially fully invested, a small percentage of the Portfolio's assets is generally held in the form of cash equivalents in order to meet redemption requests and otherwise manage the daily affairs of the Fund. The investment objective of the Portfolio is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of companies which are deemed by the Adviser to have earnings and dividend growth potential that is greater than the economy in general.

     The investment objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval. The achievement of this objective cannot be assured.



                               INVESTMENT POLICIES


     In pursuing its objective, the Portfolio follows an investment policy which is based on the evaluation by the Adviser of both short-term and long-term economic trends and their impact on corporate profits. The Adviser also evaluates long-term and short-term earnings growth prospects for individual companies within broad sectors of the stock market. While the Portfolio invests at least 65% of its assets under normal circumstances in common stocks of companies with favorable long-term earnings growth prospects, certain stocks which are deemed to have short-term earnings growth potential may be included in the Portfolio. Individual securities are selected based on fundamental business and financial factors (earnings growth, financial position, price volatility and dividend payment records) and the measurement of those factors relative to the current market price of the security. It is expected that eventually the stock market will recognize this earnings growth success with higher valuations for these securities. Over the longer term, companies with earnings growth should be able to and may raise their dividends. When, in the opinion of the Adviser, these stocks become fully valued (either because of price appreciation or reduced earnings growth potential), they will, under most circumstances, be sold and replaced by stocks which are deemed by the Adviser to have greater potential for growth. Equity investments will be made primarily in dividend paying stocks of any size companies depending on their relative attractiveness. The equity securities in which the Portfolio invests will be traded primarily on the New York Stock Exchange, the American Stock Exchange, NASDAQ or in over-the-counter markets. Although the Adviser expects that the companies in which the Portfolio invests will be primarily those with large capitalization's (i.e., in excess of $300 million), the Portfolio is not limited with respect to its ability to invest in companies with smaller capitalizations. The Adviser expects that the companies in which the Portfolio invests will be seasoned issuers, although the Portfolio may invest up to 5% of its total assets in securities of issuers which have (with predecessors) a record of less than three years' continuous operations. The Adviser expects the Portfolio's net asset value to exhibit average fluctuation relative to the stock market in general, as measured by the Standard & Poor's 500 Index, and, thus, the Portfolio may or may not be suitable for all investors. The Portfolio is designed for long-term investors who can accept the risks entailed in these investment policies and is not meant to provide a vehicle for playing short-term swings in the market.

     The Portfolio may invest in foreign securities, but such securities, including American Depository Receipts ("ADRs"), will not comprise more than 5% of the Portfolio's net assets. ADRs are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.

     The Portfolio will remain substantially invested in equity securities. The Portfolio may, however, when the Adviser deems that market conditions are such that a significant decline in stock prices is expected and a temporary defensive approach is desirable, reduce the Portfolio's equity holdings and invest in cash equivalents or in fixed-income securities as described under "Other Investment Policies--Temporary Investments" without limit. To the extent the Portfolio invests temporarily in cash equivalents or other fixed-income securities as a defensive measure, it will not be pursuing its investment objective during such periods. For a more detailed description of certain risks associated with investment in foreign securities, see "Special Risk Considerations--Foreign Securities."

     The Portfolio may also lend portfolio securities, enter into repurchase agreements, trade in futures contracts, options on futures contracts and options relating to foreign currencies, enter into forward foreign currency exchange contracts and purchase illiquid securities. See "Other Investment Policies" below. For a discussion of certain risks associated with certain of the Portfolio's investments and activities, see "Special Risk Considerations" below.



     The Portfolio will not concentrate its investments in any one industry (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Therefore, it will not invest more than 25% of its total assets in any one industry.



                            OTHER INVESTMENT POLICIES


Lending of Securities


     The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the Portfolio will not loan out its portfolio securities to the extent that greater than one-third of its assets, at fair market value, would be committed to loans at that time. Voting rights may pass with the lending of portfolio securities; however, the Board of Directors will be obligated to call loans to vote proxies or otherwise obtain rights to vote if a material event affecting the investment is to occur. Such loans may involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by MA&S to be of good standing and only when, in the judgment of MA&S, the income to be earned from the loans justifies the attendant risks.

Temporary Investments


     The Portfolio may invest in the following instruments for liquidity purposes or when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate:

     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     The Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in international securities that are discussed under "Special Risk Considerations--Foreign Securities." Although the Adviser carefully considers these factors in evaluating investments, the Portfolio does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

     The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by MA&S to be of an investment quality comparable with other debt securities which may be purchased by the Portfolio;


      (2) Commercial paper rated A-1 or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by Standard & Poor's;

     (3) Short-term corporate obligations rated A or better by Moody's or by Standard & Poor's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others;

     (6) Repurchase agreements collateralized by securities listed above; and


     (7) Shares of other investment companies which are money market funds, limited to 10% of the value of the Portfolio's total assets, subject to the additional limitations of the Investment Company Act of 1940, as amended (the "1940 Act"), and the investment limitations described in the Statement of Additional Information.



Repurchase Agreements


     The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit the Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer term nature. The Fund will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price.

Reverse Repurchase Agreements


     The Portfolio may enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Portfolio will sell portfolio securities and simultaneously commit to repurchase them from the buyer at an agreed upon price on an agreed upon date. Whenever the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Portfolio will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in investment limitation (e) under "Investment Limitations" below. The Portfolio has no current intention to enter into reverse repurchase agreements.


Futures Contracts, Options on Futures Contracts and Options


     In order to assist in achieving its investment objective and policies, the Portfolio may purchase and sell financial futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices, foreign currencies and financial futures contracts. Such instruments are commonly referred to as "derivatives." The Portfolio will only engage in such transactions to the extent that they relate to equity securities or indices of equity securities (or, if the Portfolio has invested in securities denominated in foreign currencies, foreign currency exchange rates).

      Futures contracts provide for the sale by one party and purchase by another party of a specified amount of the underlying instrument or currency at a specified future time and price (or, in the case of certain cash-settled instruments, a net cash amount). Because futures contracts require only a small initial margin deposit, the Portfolio would then be able to keep a cash reserve available to meet potential redemptions while at the same time being effectively fully invested. Additional cash or assets ("Variation Margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the futures contract fluctuates. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument or currency at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying instrument or currency. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position. Also, because transaction costs associated with futures and/or options may be lower than the costs of investing in stocks and bonds directly, the use of futures and/or options may reduce the Portfolio's overall transaction costs.

     Over-the-counter options may lack a liquid secondary market. The Portfolio will not invest more than an aggregate of 15% of its total assets, determined at the time of investment, in securities for which there are no readily available markets. The Portfolio will minimize the risk that it will be unable to close out a futures and/or options contract by entering only into futures and/or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

     The Portfolio will engage in futures and/or options transactions only for hedging purposes and not for speculative purposes and only if consistent with its investment objective and investment policies. The Portfolio will not enter into futures contracts, options on futures contracts or options on securities, financial indices or foreign currencies to the extent that its aggregate net outstanding obligations under these instruments would exceed 35% of its total assets. There are no separate limits on the amount of assets the Portfolio may invest in put and call options on securities, financial indices or foreign currencies. The Portfolio will maintain assets sufficient to meet its obligations under such transactions in a segregated account with the custodian bank.




Forward Foreign Currency Exchange Contracts


      The Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. The Portfolio may not enter into such contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.


     There is a risk in creating a synthetic investment position to the extent that the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Portfolio will attempt to hold such mismatching to a minimum, there can be no assurance that the Portfolio will be able to do so.

     The Portfolio may maintain a net exposure to foreign currency forward contracts in excess of the value of the securities or other assets held by the Portfolio and denominated in that currency, provided that the Portfolio maintains with its custodian liquid securities or cash in a segregated account with a daily value at least equal to the amount of such excess.



Illiquid Investments


     The Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of restricted securities (i) eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Fund's Board of Directors. There may be delays in selling these securities and sales may be made at less favorable prices.

     Except as specified above and as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board of Directors may change such policies without an affirmative vote of a "majority of the Portfolio's outstanding voting securities," as defined in the 1940 Act.


Portfolio Turnover


     The Portfolio is managed without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Portfolio's annual portfolio turnover rate will not exceed 100%. A 100% rate of turnover would occur, for example, if all of the Portfolio's securities are replaced within a one year period. For the fiscal period ended September 30, 1996, the portfolio turnover rate for the Portfolio was 55%.

     High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net short-term capital gains are distributed to shareholders and, in the case of shareholders subject to federal income taxation, will be taxable at ordinary income tax rates for federal income tax purposes regardless of a shareholder's holding period in portfolio shares. See "Dividends, Capital Gains Distributions and Taxes" for more information on taxation.

                           SPECIAL RISK CONSIDERATIONS


Foreign Securities


      The Portfolio may invest in foreign securities, but such securities (including ADR's) will not comprise more than 5% of its net assets. Although the Portfolio expects its investments in foreign securities to be primarily securities of issuers located in developed countries, on occasion the Portfolio may invest in securities of issuers located in lesser-developed or other countries, subject to satisfying any applicable credit quality standards of the Portfolio described herein. Investors should recognize that investing in the securities of foreign issuers involves certain special considerations which are not typically associated with investing in the securities of U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


      As non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Securities of some non-U.S. issuers may be less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to developing countries and certain other foreign countries, there is the possibility of expropriation or confiscatory taxation, currency blockages, withholding of dividends or interest payments at the source, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.



     Although the Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising the Portfolio's investments.



Futures Contracts, Options on Futures Contracts and Options


     The primary risks associated with the use of futures and/or options, which are part of a class of instruments commonly referred to as "derivatives," are
(i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and/or options purchased or sold by the Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Board of Directors, the risk that the Portfolio will be unable to close out a futures and/or options contract will be minimized by entering only into futures and/or options transactions traded on national exchanges and for which there appears to be a liquid secondary market. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or related circumstances;
(iii) the risk that options may exhibit a greater short-term price volatility than the underlying security; and (iv) the risk that the Portfolio may be forced to forego participation in the appreciation of the value of underlying securities or currency due to the writing of a covered call option.




                             INVESTMENT SUITABILITY


     The Portfolio is designed principally for the investments of tax-exempt fiduciary investors and other institutional clients. Since it is contemplated that the preponderance of investors in the Portfolio will not be subject to federal income taxes, securities transactions for the Portfolio will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains and dividend income under the Code. While the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), does not prohibit a fiduciary of an employee benefit plan from investing in any specific type of asset, it imposes certain duties on fiduciaries of such plans which are subject to its provisions. These requirements are more fully discussed in the Statement of Additional Information.


                               PURCHASE OF SHARES


     Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. See "Valuation of Shares."



Initial Investments by Wire


     Subject to acceptance by the Fund, shares of the Portfolio may be purchased by wiring Federal Funds ($1 million minimum). Please call the Fund at 1-800-393-9998 for wiring instructions. A completed Account Registration Form must be sent by overnight courier to the Fund at the address noted below in advance of the wire. For the Portfolio, notification must be given to the Fund at 1-800-393-9998 prior to 4:00 p.m., Eastern Standard time, of the wire date. (Prior notification must also be received from investors with existing accounts.):


           Minerva Fund, Inc.
           c/o BISYS Fund Services, Inc.
           3435 Stelzer Road
           Columbus, OH 43219-8021

     Federal Funds purchases will be accepted only on a day on which the Portfolio and the Fund's Custodian Bank, LTCB Trust Company, 165 Broadway, New York, New York 10006 are open for business.


Initial Investments by Mail


     Subject to acceptance by the Fund, an account may also be opened by completing and signing an Account Registration Form (provided at the end of the Prospectus), and mailing it to the Fund at the address noted below, together with a check ($1 million minimum) payable to the Minerva Fund, Inc.:

           Minerva Fund, Inc.
           P.O. Box 182489
           Columbus, OH 43218-2489

      The Portfolio to be purchased should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen business days after purchase.


Additional Investments


     Additional purchases of shares at net asset value may be made at any time (minimum investment $100,000) by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Minerva Fund, Inc.) or by wiring monies to the Custodian Bank as outlined above under "Initial Investments by Wire." Notification must be given to the Fund at 1-800-393-9998 prior to 4:00 p.m., Eastern Standard time, of the wire date.



Other Purchase Information


     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. No third party or foreign checks are accepted.

     Under certain circumstances, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio. A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact LTCB-MAS. In-kind purchases are described more fully in the Statement of Additional Information.

     Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

     LTCB-MAS or one of its affiliates may have a pre-existing fiduciary relationship with certain employee benefit plan investors. Prior to purchasing shares of the Portfolio, an independent fiduciary of such an investor must authorize such purchase by completing and signing an Employee Benefit Plan Fiduciary Authorization Form (provided with the Prospectus) and mailing it to the Fund at the address noted above.

     Shares of the Portfolio may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Portfolio through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

                              REDEMPTION OF SHARES


     Shares of the Portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio.



By Mail


     The Portfolio will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Portfolio is determined as of 4:00 p.m., Eastern Standard time, on each day that the New York Stock Exchange, Inc. (the "NYSE") and the Portfolio are open for business. Requests should be addressed to Minerva Fund, Inc., P.O. Box 182489, Columbus, Ohio 43218-2489.


     Requests in "good order" must include the following documentation:

          (a) The share certificates, if issued;

          (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (c) Any required signature guarantees (see "Signature Guarantees" below); and

          (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


     Signature Guarantees. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address, and (2) share transfer requests. Shareholders may contact the Fund at 1-800-393-9998 for further details.


By Telephone


     Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-800-393-9998 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone Redemption will be suspended for a period of 10 days following a telephone address change.



Further Redemption Information


     Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.


     Payment of the redemption proceeds will ordinarily be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.



                              SHAREHOLDER SERVICES

Transfer of Registration


     The registration of Fund shares may be transferred by writing to Minerva Fund, Inc., P.O. Box 182489, Columbus, OH 43218-2489. As in the case of redemptions, the written request must be received in "good order" as defined above.


                               VALUATION OF SHARES


     The Portfolio's net asset value per share is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of 4:00 p.m., Eastern Standard time, on each day that the NYSE and the Portfolio are open for business. Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available on the exchange where they are primarily traded before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. Unlisted securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Directors.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends and Capital Gains Distributions


     Dividends are generally paid to shareholders on a quarterly basis. If any net capital gains are realized from the sale of underlying securities, the Portfolio normally distributes such gains with the last dividend for the calendar year. All dividends and capital gains distributions are automatically paid in additional shares of the Portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund.

     In the Portfolio, undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

     If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Portfolio at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Portfolio at the per share net asset value determined as of the date of cancellation.


Federal Taxes


     The Portfolio intends to qualify for taxation as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Portfolio will not be subject to federal income taxes with respect to net investment income (i.e., its investment company taxable income as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gains (i.e. the excess of its net realized long-term capital gains over net realized short-term capital losses), if any, that are distributed to its shareholders, provided that the Portfolio distributes in each taxable year at least 90% of its net investment income. The Portfolio will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Portfolio separately, rather than to the Fund as a whole.

     Dividends, either in cash or reinvested in shares, paid by the Portfolio from net investment income will be taxable to shareholders as ordinary income. For owners of shares that are corporations, such distributions may be eligible for the dividends-received deduction, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Portfolio from United States sources. The Portfolio will send each shareholder a statement each year indicating the amount of the dividend income which qualifies for such treatment.

     Whether paid in cash or additional shares of the Portfolio, and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distributions of net capital gains designated by the Portfolio as "capital gain dividends" will be taxable as long-term capital gains and will not be eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Portfolio as to federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.

     Exchanges and redemptions of shares in the Portfolio are generally taxable events for federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

     The Portfolio intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a nonde-ductible 4% federal excise tax. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Portfolio (and received by the shareholders) on December 31 of the year declared.



                              INVESTMENT MANAGEMENT


     LTCB-MAS acts as the Fund's investment manager and has overall responsibility for supervising the investment program of each Portfolio.
LTCB-MAS, a joint subsidiary of LTCB and MA&S, is registered under the Investment Advisers Act of 1940 and provides investment counselling services to employee benefit plans and other institutional investors. As of September 30, 1996, LTCB-MAS had assets under management in excess of $750 million. LTCB, with over $300 billion in assets as of September 30, 1996, is one of the 25 largest banks in the world. MA&S provides investment counselling services primarily to institutional investors and as of September 30, 1996, had assets under management in excess of $37 billion. The selection on a day-to-day basis of appropriate investments for the Portfolio is made by MA&S acting in collaboration with and under the supervision of LTCB-MAS.

     Pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund, LTCB-MAS has responsibility for the investment and reinvestment of the assets of the Portfolio and will supervise the investment program of the Portfolio in accordance with the stated investment objective and policies of the Portfolio. The activities of LTCB-MAS as investment manager shall remain under the control and supervision of the Fund's Board of Directors. LTCB-MAS shall advise and consult with MA&S regarding the Portfolio's overall investment strategy and consult with MA&S on at least a weekly basis regarding specific decisions concerning the purchase, sale or holding of particular securities. As compensation for the services rendered by LTCB-MAS under the Investment Management Agreement, the Portfolio will pay LTCB-MAS an investment management fee calculated and accrued daily and paid monthly, at an annual rate of .50% of the Portfolio's average daily net assets for the month.

     Pursuant to an investment services agreement (the "Investment Services Agreement") between LTCB-MAS and MA&S, MA&S, acting in collaboration with and under the supervision of LTCB-MAS, is responsible on a day-to-day basis for selecting investments for the Portfolio in conformity with the stated investment objective and policies of the Portfolio. MA&S will place purchase and sale orders for the Portfolio's portfolio securities. MA&S receives no fee pursuant to the Investment Services Agreement for the services it provides.


     Sixty percent of the outstanding capital stock of LTCB-MAS is owned by LTCB Capital Markets, Inc. ("LCM") which, in turn, is wholly owned by LTCB. Forty percent of the outstanding capital stock of LTCB-MAS is owned by MA&S. LCM owns a non-voting limited partnership interest in MA&S equal to approximately eighteen percent of the total equity of MA&S. MA&S is wholly owned, indirectly, by Morgan Stanley Group Inc. The principal offices of LTCB-MAS are located at One Tower Bridge, Suite 1000, West Conshohocken, Pennsylvania 19428. The principal offices of MA&S are located at One Tower Bridge, Suite 1150, West Conshohocken, Pennsylvania 19428.

     In cases where a shareholder of the Portfolio has an investment counselling relationship with LTCB-MAS, LTCB-MAS may reduce the investment counselling fees paid by the client directly to LTCB-MAS. This procedure will be utilized with clients having contractual relationships based on total assets managed by LTCB-MAS to avoid situations where excess investment management fees might be paid to LTCB-MAS. In no event will a client pay higher total investment management fees as a result of the client's investment in the Fund.

     Mr. Hideo Ueki, Equity Portfolio Manager of LTCB-MAS, has primary responsibility for supervision of the Portfolio's investment program. Mr. Ueki has been Equity Portfolio Manager of LTCB-MAS since 1993, was a Fund Manager of LTCB Investment Management Company, Ltd. from 1990 to 1993, and prior thereto was a Loan Officer of LTCB. Ms. Arden C. Armstrong and Messrs. Nicholas J. Kovich, Robert J. Marcin, Gary G. Schlarbaum and A. Morris Williams, Jr., each a Portfolio Manager of MA&S, are primarily responsible for the day-to-day management of the Portfolio in consultation with and under the supervision of Mr. Ueki. Each of the aforementioned Portfolio Managers of MA&S have been affiliated with MA&S for at least the past five years.



                             ADMINISTRATIVE SERVICES


     BISYS Group, Inc. ("BISYS"), headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. BISYS and its affiliates BISYS Fund Services Limited Partnership and BISYS Fund Services, Inc. have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS Fund Services Limited Partnership provides the Fund with administrative services pursuant to an administration agreement (the "Fund Administration Agreement"). BISYS Fund Services, Inc. provides the Fund with accounting services pursuant to an accounting agreement (the "Fund Accounting Agreement"). The services under the agreements are subject to the supervision of the Fund's Board of Directors and officers, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodians, and assistance in the preparation of the Fund's Registration Statements under federal and state laws. Pursuant to the Fund Administration Agreement, the Fund will pay BISYS Fund Services Limited Partnership a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Fund, pursuant to the Fund Accounting Agreement, the Fund will pay BISYS Fund Services, Inc. an annual fee of $30,000 for fund accounting services.

      From time to time, subject to review by the Board of Directors, each of BISYS Fund Services Limited Partnership and BISYS Fund Services, Inc. may make certain adjustments to the fees it is entitled to receive from the Fund pursuant to the Fund Administration Agreement and the Fund Accounting Agreement, respectively.



                                   DISTRIBUTOR


     Shares of the Fund are distributed through BISYS Fund Services Limited Partnership pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, BISYS Fund Services Limited Partnership does not receive any fee or other compensation for distributing shares of the Fund. The principal offices of BISYS Fund Services Limited Partnership are located at 3435 Stelzer Road, Columbus, OH 43219.



                             INVESTMENT LIMITATIONS


     The Portfolio has adopted certain limitations designed to reduce its exposure to specific situations. If a percentage limitation on investment or utilization of assets as set forth herein is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction. As a matter of fundamental policy, the Portfolio will not:


          (a) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

           (b) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;


          (c) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position;


          (d) make loans except (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, subject to the applicable limitations of its investment policies and (ii) by lending its portfolio securities; and


          (e) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33-1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings), provided, however, that trading in futures contracts, options on futures contracts and options and entering into swap transactions shall not be deemed to involve a "borrowing" for purposes of this limitation, and provided further that additional portfolio securities may not be purchased by the Portfolio while borrowings and reverse repurchase agreements exceed 5% of the Portfolio's total assets;

          The foregoing investment limitations and certain of the limitations described in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the holders of a "majority of the shares" of the Portfolio, as defined in the 1940 Act.



                               GENERAL INFORMATION

Organization and Capital Stock


     The Fund was incorporated in Maryland on June 28, 1993. The authorized capital stock of the Fund consists of 200,000,000 shares having a par value of $.001 per share. The Fund's Articles of Incorporation authorize the issuance of a separate class of shares corresponding to shares in the Equity Portfolio, and the Fund's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares in the same or additional investment portfolios.


     All shares of the Fund have equal voting rights and will be voted in the aggregate and not by class, except where voting by class is required by law or where the matter involved affects only one class. Under the corporate law of Maryland, the Fund's state of incorporation, and the Fund's By-Laws (except as required under the 1940 Act), the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Fund's Directors if such a request is made, in writing, by the holders of at least 10% of the Fund's outstanding voting securities. In such cases, the Fund will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

     All shares of the Fund, when issued, will be fully paid and nonassessable.


     The business and affairs of the Portfolio is managed under the general direction and supervision of the Fund's Board of Directors. The day-to-day operations of the Portfolio is handled by the Fund's officers.



Custodian


     LTCB Trust Company, 165 Broadway, New York, New York 10006, acts as Custodian for the Portfolio.



Transfer Agent and Dividend Disbursing Agent


     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219, acts as Transfer Agent and Dividend Disbursing Agent for the Fund.

Counsel

     Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, serves as counsel to the Fund.



Financial Statements/Independent Accountants


      Shareholders will receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants, whose selection is ratified by shareholders. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


Closed Holidays


     Currently, the days on which the NYSE and/or the Fund are closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Expenses of the Fund


     The Fund bears all of its own costs and expenses, including: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Board of Directors, the cost of filing its registration statements under federal and state securities laws, reports to shareholders and custodian fees. These Fund expenses will, in turn, be allocated to the Portfolio and other portfolios that may be established in the future based on each portfolio's relative net assets. The Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities. LTCB-MAS has agreed to reimburse the Portfolio for total annual operating expenses in excess of 1.00%, of average net assets for a period of at least one year from the date of this Prospectus.



Regulatory Matters

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such bank holding company or affiliate from acting as investment adviser or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. LTCB and the Fund believe that LTCB-MAS and LTCB Trust Company, or any other duly authorized affiliate of LTCB, may perform the investment advisory and custody services, respectively, for the Fund, as described in this Prospectus, and that LTCB Trust Company or any other affiliate of LTCB, subject to such banking laws and regulations, may act as a Shareholder Organization as contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent LTCB-MAS, LTCB Trust Company or any other affiliate of LTCB from continuing to perform investment advisory or custody services for the Fund, as the case may be, or require LTCB Trust Company or any other affiliate of LTCB to discontinue acting as a Shareholder Organization.

     If LTCB-MAS, LTCB Trust Company or any other affiliate of LTCB were prohibited from performing investment advisory or custody services for the Fund, as the case may be, it is expected that the Fund's Board of Directors would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If LTCB Trust Company or any other affiliate of LTCB were required to discontinue acting as a Shareholder Organization, its customers would be permitted to remain the beneficial owners of Portfolio shares and alternative means for continuing the servicing of such customers would be sought. The Fund does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

                             DIRECTORS AND OFFICERS

      The following is a list of the Directors and principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

Name, Address and Age                     Position with the Fund            Principal Occupation During Past Five Years
-----------------                           ----------------                -------------------------------


* James D. Schmid                             Director and                  Principal,   Morgan  Stanley  Group; Partner, Miller
  Miller Anderson & Sherrerd              Chairman of the Board             Anderson & Sherrerd (since 1989);
  One Tower Bridge                                                          President, MAS Funds; Director, MAS
  West Conshohocken, PA 19428                                               Funds Distributor,  Inc.; formerly Vice President,
  Age: 46 years                                                             Chase Manhattan Bank.

  Carl T. Hagberg                               Director                    Chairman, Carl T. Hagberg & Associates
  6 South Lakeview Drive                                                    (since 1992); formerly Senior Vice President,
  Jackson, NJ 08527                                                         Chemical Bank.
  Age: 54 years


  Raymond F. Miller                             Director                    Partner, Cronus Partners, Inc. (since 1990);
  Cronus Partners, Inc.                                                     formerly Managing Director, Bankers Trust Co.
  540 Madison Avenue                                                        Director, Thirty Thirty Park Group, Inc.
  New York, NY 10022
  Age: 55 years

  Charles A. Parker                             Director                    Director, T.C.W. Convertible Fund, Inc.;
  54 Huckleberry Hill Road                                                  Director, URC Holding Corp., formerly
  New Canaan, CT 06840                                                      Executive Vice President, Director
  Age: 62 years                                                             and Chief Investment Officer, Continental
                                                                            Corporation

  John J. Pileggi                             President and                 Director,
  230 Park Avenue                               Treasurer                   Furman Selz LLC
  New York, NY 10169
  Age: 37 years

  Sheryl Hirschfeld                             Secretary                   Manager-Legal  Services,  BISYS Fund  Services, Inc.
  125 West 55th Street                                                      (since January 1997);
  New York, NY 10019                                                        formerly Director, Corporate Secretary Services,
  Age: 36 years                                                             Furman Selz LLC (November 1994-December
                                                                            1995); formerly Assistant to the Corporate
                                                                            Secretary and General Counsel at The Dreyfus
                                                                            Corporation.

  Donald Brostrom                               Assistant                   Vice President, BISYS Fund Services, Inc.,
  125 West 55th Street                          Treasurer                   formerly Managing Director of Furman Selz, LLC
  New York, NY 10019                                                        from 1995 to present.  Previously,  Director of Fund
  Age: 38 years                                                             Services, Furman Selz LLC from 1986 to 1995.



* Director is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.


Remuneration of Directors and Officers


     The Fund pays each Director an annual fee plus a fee and reimbursement for travel and other expenses in connection with attending Board meetings. The Fund's officers are paid by BISYS Fund Services Limited Partnership.

                               MINERVA FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 24, 1997

         Minerva Fund, Inc. (the "Fund") is a no load open-end management investment company currently consisting of the Equity Portfolio (the "Equity Portfolio" or the "Portfolio"). This Statement of Additional Information

sets forth information about the Fund applicable to the Portfolio.


         This Statement is not a Prospectus but should be read in conjunction with the Fund's Prospectus dated January 24, 1997. To obtain the Prospectus, please call the Fund at the telephone number indicated below.


                 INFORMATION AND CLIENT SERVICES 1-800-393-9998

                                TABLE OF CONTENTS

                                                            Page


Investment Objectives and Policies ..........................B-2
Foreign Investments..........................................B-3
Futures Contracts ...........................................B-4
Options .....................................................B-6
Options on Foreign Currencies ...............................B-6
Risks of Options on Futures Contracts, Forward Contracts
  and Options on Foreign Currencies......................    B-7
Tax Aspects of Options, Futures,
  Forward Contracts and Swap Agreements .....................B-8
Rule 144A Securities ........................................B-9
Additional Information Concerning Taxes .....................B-9
Investment Suitability.......................................B-12
Purchase of Shares...........................................B-12
Redemption of Shares.........................................B-13
Determination of Net Asset Value.............................B-13
Shareholder Services.........................................B-14
Investment Limitations.......................................B-14
Officers and Directors of the Fund...........................B-16
Investment Management........................................B-16
Distributor for the Fund.....................................B-184
Portfolio Transactions.......................................B-18
Administration, Custody and Transfer
  Agency Services............................................B-18
General Information .........................................B-20
Performance Calculations ....................................B-22
Comparative Indices .........................................B-22
Report of Independent Accountants and
  Financial Statements.......................................F-1

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

          The following policies supplement the investment objectives and policies set forth in the Fund's Prospectus:

REPURCHASE AGREEMENTS


     The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit the Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer term nature. The Fund will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price.


          The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SECURITIES LENDING


          The  Portfolio  may  lend  its  investment   securities  to  qualified
institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. Such loans may involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Miller Anderson & Sherrerd ("MA&S") to be of good standing and only when, in the judgment of MA&S, the income to be earned from the loans justifies the attendant risks.

          At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


U.S. GOVERNMENT SECURITIES

          The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the U.S. Government and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

          An instrumentality of the U.S. Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

--------------------------------------------------------------------------------
                               FOREIGN INVESTMENTS
--------------------------------------------------------------------------------

         Investors should recognize that investing in the securities of foreign issuers involves certain special considerations which are not typically associated with investing in the securities of U.S issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policy of the Portfolio permits it to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract.

         As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


         Although the Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

         Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising the Portfolio's investments. These foreign withholding taxes, however, are not expected to have a significant impact on the Portfolio.

--------------------------------------------------------------------------------
                                FUTURES CONTRACTS
--------------------------------------------------------------------------------

         In order to further its investment objective and policies, the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts. The Portfolio will only engage in such transactions to the extent that they relate to equity securities or indices of equity securities (or, if the Portfolio has invested in securities denominated in foreign currencies, foreign currency exchange rates).


         Futures contracts provide for the sale by one party and purchase by another party of a specified amount of the underlying instrument or currency at a specified future time and price (or, in the case of certain cash-settled instruments, a net cash amount). Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government Agency.

         Although most futures contracts by their terms call for actual delivery or acceptance of the underlying instrument or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


         Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range between 1% and 10% of the value of the contract being traded. The Portfolio's margin deposits, consisting of cash, U.S. Government securities and other liquid, high grade debt obligations, will be placed in a segregated account maintained by the Fund's custodian.


         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Portfolio intends to use futures contracts only for bona fide hedging purposes.


         Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or, to the extent that the Fund's futures and options positions are for other purposes, that the aggregate initial margins and premiums required to establish such non-hedging positions not exceed 5% of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities owned by them against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

         Trading in futures contracts and options on futures contracts involves unique risks, including those summarized in the following paragraphs.


         Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying the interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in primarily for hedging purposes, the Adviser (as defined below) does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by the Portfolio involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.


         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
--------------------------------------------------------------------------------
                                     OPTIONS
--------------------------------------------------------------------------------

         Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

         Although certain risks are involved in options, the Adviser believes that the futures and options strategies to be utilized by the Fund will not subject the Portfolio to the same risks associated with speculative use of futures and options transactions.
--------------------------------------------------------------------------------
                          OPTIONS ON FOREIGN CURRENCIES
--------------------------------------------------------------------------------

         The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.



         The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio (a) maintains in a segregated account cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily or (b) owns a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with the Fund's custodian.



         The Portfolio also intends to write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is considered to be used for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Fund's custodian, cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


--------------------------------------------------------------------------------
                     RISKS OF OPTIONS ON FUTURES CONTRACTS,
               FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
--------------------------------------------------------------------------------

         Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing

Corporation  ("OCC"),   thereby  reducing  the  risk  of  counterparty  default.
Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


         The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

--------------------------------------------------------------------------------
                        TAX ASPECTS OF OPTIONS, FUTURES,
                      FORWARD CONTRACTS AND SWAP AGREEMENTS
--------------------------------------------------------------------------------

         Some of the options, futures contracts or forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code of 1986, as amended (the "Code"), are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally treated as 60% long-term and 40% short-term capital gains on losses. Gains or losses from foreign currency forward contracts are treated as ordinary income or loss, however, an election may be made to treat such gains or losses as capital gains or losses. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward foreign currency contracts are generally 60% long-term and 40% short-term capital gains or losses. Foreign currency gains and losses from the forward foreign exchange contracts may be treated as ordinary income pursuant to
Section 988.

         Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap agreements undertaken by the Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts and swap agreements to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Portfolio that did not engage in such hedging transactions.

         Certain requirements of the Code, such as the 30% limitation on gains from the disposition of certain options, futures, forward contracts and swap agreements held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio's assets may limit the extent to which the Portfolio will be able to engage in these transactions.


RULE 144A SECURITIES

         As indicated in the Prospectus, the Portfolio may purchase certain restricted securities ("Rule 144A securities"), as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.


         Rule 144A securities may be liquid or illiquid, depending upon whether there is a secondary market of qualified institutional buyers of such Rule 144A securities. There is no assurance that a liquid market for any particular Rule 144A securities will develop or be maintained. In promulgating Rule 144A the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors, although the board may delegate the day-to-day function of determining liquidity to the portfolio's investment adviser, provided that the board retains sufficient oversight. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to MA&S the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews purchases and sales of Rule 144A securities.

         To the extent that liquid Rule 144A securities held by the Portfolio become illiquid due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Portfolio's assets invested in illiquid assets would increase. MA&S, under the supervision of the Board of Directors, will monitor investments in Rule 144A securities and will consider appropriate measures to enable the Portfolio to maintain sufficient liquidity for operating purposes and to meet redemption requests.

--------------------------------------------------------------------------------
                     ADDITIONAL INFORMATION CONCERNING TAXES
--------------------------------------------------------------------------------
IN GENERAL


         The Portfolio intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a RIC requires, among other things, that the
Portfolio: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts (other than foreign currency options, futures forward contracts), or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer.

         As a regulated investment company, the Portfolio will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of the Portfolio's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year. However, the Portfolio would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gains. The Portfolio expects to designate amounts retained as undistributed net capital gains in a notice to its shareholder who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purpose, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.


         The Portfolio will be subject to a non-deductible 4% excise tax to the extent that it does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of the excess of its capital gains over its capital losses for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the Portfolio that is subject to corporate tax will be considered to have been distributed by year-end.

         Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.


         Gain or loss, if any, on the sale or other disposition of shares of the Portfolio will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Portfolio before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is lower than the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income).



         The Portfolio investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Portfolio's treatment of certain other options, futures and forward contracts entered into by the Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.


          Absent a tax election to the contrary, each such Section 1256 position held by the Portfolio will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolio's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by
Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Portfolio. The acceleration of income on Section 1256 positions may require the Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Portfolio may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Portfolio.

         When the Portfolio holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

         The 30% limitation may restrict the Portfolio's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Portfolio, resulting in additional short-short income for the Portfolio.

         The Portfolio will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Portfolio as a regulated investment company under Subchapter M of the Code.

         If the Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the dispersion of shares even if the income is distributed as a taxable dividend by the Portfolio to its shareholders.
Additional charges in the nature of interest may be imposed on either the Portfolio or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Portfolio were to invest in a PFIC and (if the Portfolio received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified election fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Portfolio, and the amounts would be subject to the 90% and excise tax distribution requirements described above. On April 1, 1992 the Internal Revenue Service proposed regulations providing a mark-to-market election for regulated investment companies that would have effects similar to the QEF election. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

          BACKUP WITHHOLDING


         The Portfolio may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number, (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against such shareholder's United States federal income tax provided the required information is furnished to the Internal Revenue Service.


         The foregoing discussion is only a brief summary of certain additional tax considerations affecting the Portfolio and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local and foreign taxes.
--------------------------------------------------------------------------------
                             INVESTMENT SUITABILITY
--------------------------------------------------------------------------------

         Section 404 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain duties on fiduciaries of employee benefit plans which are subject to its provisions. While ERISA does not prohibit a fiduciary from investing in any specific type of asset, it does require a fiduciary to discharge his or her duties solely in the interest of plan participants and their beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. In addition, Section 404 of ERISA requires a fiduciary to diversify the investments of a plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. Plan fiduciaries should give appropriate consideration to all relevant factors in deciding whether to authorize the purchase of shares of the Portfolio, including the opportunity for gain and the risk of loss, the plan's overall investment portfolio and its needs for diversification, liquidity, current return relative to anticipated cash flow requirements, and projected return relative to funding objectives.

         The foregoing discussion is merely a summary of certain issues that a fiduciary of an employee benefit plan investor should evaluate when considering an investment in the Fund. Fiduciaries are urged to consult with their legal advisers before investing plan assets in shares of the Portfolio.
--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

         For information pertaining to the manner in which shares of the Portfolio are offered to the public, see the Prospectus, "Purchase of Shares." The Fund reserves the right, in its sole discretion, to (i) suspend the offering of shares of the Portfolio, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The officers of the Fund may, from time to time, waive the minimum initial and subsequent investment requirements.


         If LTCB-MAS Investment Management, Inc. ("LTCB-MAS") or one of its affiliates has a pre-existing fiduciary relationship with an employee benefit plan investor, an independent named fiduciary of the plan must provide prior written authorization of the plan's investment in the Fund on an Employee Benefit Plan Fiduciary Authorization Form (provided with the Prospectus).


         If accepted by the Portfolio, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio as described in the Fund's Prospectus. Securities to be exchanged which are accepted by the Portfolio will be valued in accordance with the procedures referenced under "Valuation of Shares" in the Fund's Prospectus at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Portfolio by the investor upon receipt from the issuer.


         The Portfolio will accept securities for their portfolios in exchange for shares issued by them, but only if (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities;
(2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the 1933 Act or under the laws of the country in which the principal market for such securities exists, or otherwise; (3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction; and (4) such securities are consistent with the Portfolio's investment objective and policies, as applied by the Adviser (as defined under "Investment Management" below), and otherwise acceptable to the Adviser in its sole discretion.

         A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact LTCB-MAS.
--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------


         The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's Prospectus under "Valuation of Shares" and redeeming shareholders would normally incur brokerage expenses if they converted these securities to cash.



         No charge is made by the Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

         The Portfolio's net asset value per share is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of 4:00 p.m., Eastern Standard time, on each day that the NYSE and the Portfolio are open for business. Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available on the exchange where they are primarily traded before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. Unlisted securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Directors.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
         The following supplements the shareholder services set forth in the Fund's Prospectus:

TRANSFER OF SHARES


         Shareholders may transfer shares of the Portfolio to another person by written request to the Minerva Fund, Inc., P.O. Box 182489, Columbus, OH 43218-2489. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

--------------------------------------------------------------------------------
                             INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         The Portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:


         (a)  invest  in  physical   commodities   or   contracts   on  physical
         commodities;

         (b) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (c) make loans except (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, subject to the applicable limitations of its investment policies, (ii) by lending its portfolio securities;

         (d) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

         (e) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;


         (f) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33-1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings), provided, however, that trading in futures contracts, options on futures contracts and options and entering into swap transactions shall not be deemed to involve a "borrowing" for purposes of this limitation, and provided further that additional portfolio securities may not be purchased by the Portfolio while borrowings and reverse repurchase agreements exceed 5% of the Portfolio's total assets;



         (g) underwrite the securities of other issuers (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities); and


         (h) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position.

         In addition to the foregoing fundamental limitations, as a matter of non-fundamental operating policy, the Portfolio will not:


         (1) enter into futures contracts, options on futures contracts or options to the extent that its aggregate net outstanding obligation under such instruments exceeds 35% of the Portfolio's total assets;


         (2) invest in puts, calls, straddles or spreads, except as described above in (1);

         (3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures and options on futures; or sell short unless, (i) by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions or,
         (ii) it maintains in a segregated account on the books of the Portfolio's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation. Transactions in futures contracts and options are not deemed to constitute selling securities short;

         (4) borrow money other than from banks;

         (5) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33-1/3% of its total assets at fair market value, provided that the Portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretation of the SEC and its staff;


         (6) invest more than an aggregate of 15% of the total assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days and over-the-counter options, provided that there is no limitation with respect to or arising out of investment in (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act;


         (7) invest for the purpose of exercising control over management of any company; and

         (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

--------------------------------------------------------------------------------
                       OFFICERS AND DIRECTORS OF THE FUND
--------------------------------------------------------------------------------
         The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Board of Directors sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years are set forth in the Fund's Prospectus.


         The Fund pays each Director an annual fee of $2,000 plus a fee of $500 and reimbursement for travel and other expenses per Board meeting attended. The Fund's officers are paid by BISYS Fund Services Limited Partnership.


                              DIRECTOR COMPENSATION

                   (for fiscal year ended September 30, 1996)
--------------------------------------------------------------------------------


                                                                                                 Total
                      Aggregate              Pension or                                          Compensation
Name of               Compensation           Retirement               Estimated Annual           From Registrant
Person,               From                   Benefits Accrued         Benefits Upon              and Fund Complex
Position              Registrant Expenses    As Part of Fund          Retirement                 Paid to
Directors

James D. Schmid       $5,000                 0                        N/A                        $5,000
Director

Carl T. Hagberg       $6,000                 0                        N/A                        $6,000
Director

Raymond F. Miller     $6,000                 0                        N/A                        $6,000
Director

Charles A. Parker     $5,000                 0                        N/A                        $5,000
Director

--------------------------------------------------------------------------------

         As of November 4, 1996, the Directors and Officers, as a group did not own 1% or more of the Fund.


--------------------------------------------------------------------------------
                              INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

         LTCB-MAS acts as the Fund's investment manager and has overall responsibility for supervising the investment program of the Portfolio. LTCB-MAS, a joint subsidiary of The Long-Term Credit Bank of Japan, Limited ("LTCB") and MA&S, is registered under the Investment Advisers Act of 1940, as amended and provides investment counseling services to employee benefit plans and other institutional investors. As of September 30, 1996, LTCB-MAS had assets under management in excess of $750 million. LTCB, with over $300 billion in assets as of September 30, 1996, is one of the 25 largest banks in the world. MA&S provides investment counseling services primarily to institutional investors and as of September 30, 1996, had assets under management in excess of $37 billion. The selection on a day-to-day basis of appropriate investments for the Portfolio is made by MA&S acting in collaboration with and under the supervision of LTCB-MAS. As used in this Statement of Additional Information, the term "Adviser" refers to LTCB-MAS and MA&S acting in collaboration in the provision of investment advisory services to the Portfolio.


          Sixty percent of the outstanding capital stock of LTCB-MAS is owned by LTCB Capital Markets, Inc. ("LCM") which, in turn, is wholly owned by LTCB. Forty percent of the outstanding capital stock of LTCB-MAS is owned by MA&S. The sole general partner of MA&S is Morgan Stanley Asset Management Holdings Inc. ("MSAM"), and indirect wholly owned subsidiary of Morgan Stanley Group Inc. ("MSGI"). MSAM and two other wholly owned subsidiaries of MSGI are the limited partners of MA&S. The principal offices of LTCB-MAS are located at One Tower Bridge, Suite 1000, West Conshohocken, Pennsylvania 19428. The principal offices of MA&S are located at One Tower Bridge, Suite 1150, West Conshohocken, Pennsylvania 19428.


         Pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund, LTCB-MAS has responsibility for the investment and reinvestment of the assets of the Portfolio and will supervise the investment program of the Portfolio in accordance with the stated investment objective and policies of the Portfolio. The activities of LTCB-MAS as investment manager shall remain under the control and supervision of the Fund's Board of Directors. LTCB-MAS shall advise and consult with MA&S regarding each Portfolio's overall investment strategy and consult with MA&S on at least a weekly basis regarding specific decisions concerning the purchase, sale or holding of particular securities. As compensation for the services rendered by LTCB-MAS under the Investment Management Agreement, the Portfolio will pay LTCB-MAS an investment management fee calculated and accrued daily and paid monthly, based on .50% of the Portfolio's average daily net assets for the month.

         For the fiscal year ended September 30, 1996 LTCB-MAS waived $81,937 of its fee and for the fiscal years ended September 30, 1995 and September 30, 1994, LTCB-MAS waived its entire fee of $55,698 and $50,780, respectively, for the Portfolio. In addition, for the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994 LCM voluntarily reimbursed expenses of $13,124, $89,818 and $0, respectively, for the Portfolio.

         Pursuant to an investment services agreement (the "Investment Services Agreement") between LTCB-MAS and MA&S, MA&S, acting in collaboration with and under the supervision of LTCB-MAS, is responsible on a day-to-day basis for selecting investments for the Portfolio in conformity with the stated investment objective and policies of the Portfolio. MA&S will place purchase and sale orders for the Portfolio's portfolio securities. MA&S receives no fee pursuant to the Investment Services Agreement for the services it provides.


         In cases where a shareholder of the Portfolio has an investment counseling relationship with LTCB-MAS, LTCB-MAS may reduce the investment counseling fees paid by the client directly to LTCB-MAS. This procedure will be utilized with clients having contractual relationships based on total assets managed by LTCB-MAS to avoid situations where excess investment management fees might be paid to LTCB-MAS. In no event will a client pay higher total investment management fees as a result of the client's investment in the Fund.


         The Investment Management Agreement and the Investment Services Agreement became effective on January 3, 1996, and were approved in connection with the acquisition of MA&S by MSGI. The Investment Management Agreement and the Investment Services Agreement are substantially identical to the investment management agreement and the investment services agreement, respectively, which were effective prior to the consummation of such acquisition. Each Agreement continues in effect until January 3, 1998 and for successive one year periods thereafter if approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Investment Management Agreement or the Investment Services Agreement may be presented to the shareholders of the Portfolio; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The Investment Management Agreement and the Investment Services Agreement are automatically terminated if assigned, and may be terminated by the Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice, (2) in the case of the Investment Management Agreement, by LTCB-MAS upon ninety (90) days' notice to the Fund, or (3) in the case of the Investment Services Agreement, by LTCB-MAS or MA&S upon 90 days' notice to the Fund and the other party thereto.

         The Fund bears all of its own costs and expenses, including: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Board of Directors, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to the Portfolio, based on the Portfolio's relative net assets. The Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities. LTCB-MAS has agreed to reimburse the Portfolio for total annual operating expenses in excess of 1.00% of average net assets for a period of at least one year from the date of this Statement of Additional Information.

--------------------------------------------------------------------------------
                            DISTRIBUTOR FOR THE FUND
--------------------------------------------------------------------------------

         BISYS Fund Services Limited Partnership, with its principal office at 3435 Stelzer Road, Columbus, Ohio 43219, distributes the shares of the Fund. Under a distribution agreement (the "Distribution Agreement"), BISYS Fund Services Limited Partnership, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. BISYS Fund Services Limited Partnership does not receive any fee or other compensation under the Distribution Agreement which continues in effect so long as such continuance is approved at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Investment Services Agreement authorizes MA&S to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs MA&S to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.

         In doing so, the Portfolio may pay higher commission rates than the lowest available when MA&S believes it is reasonable to do so in light of the value of the research, statistical and pricing services provided by the broker effecting the transaction.

         Total brokerage commissions paid by the Portfolio amounted to $84,462, $14,369 and $-0-, respectively, for the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994.


         Since shares of the Portfolio are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms. However, MA&S may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.


         Some securities considered for investment by the Portfolio may also be appropriate for other clients served by MA&S. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by MA&S are considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by MA&S. Although there is no specified formula for allocating such transactions, the various allocation methods used by MA&S, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.


--------------------------------------------------------------------------------
              ADMINISTRATION, CUSTODY AND TRANSFER AGENCY SERVICES
--------------------------------------------------------------------------------

         BISYS Fund Services Limited Partnership provides the Fund with administrative and fund accounting services pursuant to Administration and Accounting Agent Agreements each dated as of October 1, 1996. The services provided by and the fees payable to BISYS Fund Services Limited Partnership for such services are described in the Prospectus. The Administration and Accounting Agent Agreements continue in effect until October 1, 1997 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

         The Portfolio's predecessor Administrator was Furman Selz LLC ("Furman Selz"). For the fiscal year ended September 30, 1996, Furman Selz received $42,231 in administrative fees of which $26,982 was voluntarily waived. In addition, Furman Selz was entitled to an annual fee of $30,000 for performing fund accounting services of which $10,000 was voluntarily waived. For the fiscal year ended September 30, 1995, Furman Selz received $17,154 in administrative fees and $30,000 for performing fund accounting services. For the fiscal year ended September 30, 1995 the Fund paid $45,000 in fund accounting fees which included out-of-pocket expenses. For the fiscal year ended September 30, 1994, Furman Selz waived its entire administrative fee of $15,234 for the Portfolio. In addition, for the fiscal year ended September 30, 1994, Furman Selz waived $19,777 of its fund accounting fee.

         BISYS Fund Services, Inc. serves as the Fund's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Fund. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. has agreed, among other things, to: (i) issue and redeem shares of the Portfolio; (ii) transmit all communications by the Portfolio to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning the Portfolio's operations. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. is entitled to a fee of $15 per account per year. The Transfer Agency Agreement continues in effect until October 1, 1997 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice. The Portfolio's predecessor Transfer Agent and Dividend Disbursing Agent was Furman Selz LLC. For the fiscal years ended September 30, 1996 and September 30, 1995 the Portfolio paid $9,027 and $8,500, respectively, in Transfer Agency fees which numbers include out-of-pocket expenses. For the fiscal year ended September 30, 1994, the Portfolio paid $8,481 in Transfer Agency fees.

         LTCB Trust Company (the "Custodian") serves as the Fund's custodian pursuant to a custodian agreement (the "Custodian Agreement") with the Fund. The Custodian is located at 165 Broadway, New York, New York 10006. Under the Custodian Agreement, the Custodian has agreed to (i) maintain a separate account or accounts in the name of the Portfolio; (ii) hold and disburse portfolio securities on account of the Portfolio; (iii) collect and receive all income and other payments and distributions on account of the Portfolio's portfolio securities; (iv) respond to correspondence by security brokers and others relating to its duties; and (v) make periodic reports to the Fund's Board of Directors concerning the Portfolio's operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian under the Custodian Agreement is entitled to receive monthly fees based upon the types of assets held by the Portfolio, at the annual rate of up to .05% of the value of assets held in the United States, depending on the types of assets, and at the annual rate of up to .15% of the value of assets held outside the United States, depending on country in which such assets are held; securities transaction fees and income collection fees of up to $25.00 per transaction involving a security held in the United States and up to $85.00 per transaction for a security held outside the United States; specified fees for optional additional services, if utilized; and out-of-pocket expenses. The Custodian Agreement continues in effect until September 28, 1997 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice. LTCB Trust Company is a wholly owned subsidiary of LTCB. For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994

LTCB Trust Company received $36,300, $16,044 and $14,102, respectively, for the Portfolio for their services as Custodian.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
CAPITAL STOCK

         For additional information as to the organization and capital stock of the Fund, see "General Information -Organization and Capital Stock" in the Prospectus.


         As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Portfolio, or any portfolio that may be commenced in the future (e.g., approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Shareholders are entitled to one vote for each full share held and the fractional votes for fractional shares held.


         The By-Laws of the Fund provide that the Fund shall not be required to hold an annual meeting of shareholders in any year in which the election of the Directors to the Fund's Board of Directors is not required to be acted upon under the 1940 Act.


         Each share of the Portfolio will be entitled to such dividends and distributions out of the assets belonging to that portfolio as are declared in the discretion of the Fund's Board of Directors. In determining a portfolio's net asset value, assets belonging to a particular portfolio will be credited with a proportionate share of any general assets of the Fund not belonging to a particular portfolio and are charged with the direct liabilities in respect of that portfolio and with a share of the general liabilities of the Fund which will normally be allocated in proportion to the relative net asset values of the respective portfolios at the time of allocation.


         In the event of the liquidation or dissolution of the Fund, shares of a portfolio will be entitled to receive the assets attributable to that portfolio that are available for distribution, and a proportionate distribution, based upon the relative net assets of the portfolios, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights.

         Subject to the provisions of the Fund's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets of the Fund, with respect to a particular portfolio will be conclusive.


         As of November 4, 1996, the following persons owned of record and beneficially 5% or more of the Fund:/

                                            SHARES OWNED              PERCENTAGE

The Sumitomo Trust                          1,817,485.594              38.83%
and Banking Co. Ltd.
16157-003
11-5 Nihonbashi-Honcho
4 Chome, Chuo-Ku, Tokyo

----------

// The Sumitomo Trust and Banking Co. Ltd ("Sumitomo") is listed above as owning beneficially 25% or more of the outstanding shares of the Portfolio and may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, Sumitomo would have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders. Sumitomo is a custodian for Japanese pension fund clients.

Marine Midland Bank Trustee FBO             598,846.378                12.79%
Dunlop Tire Corp - Salaried Pension
Attn: Clair Lindauer AVP
Employee Benefit Trust Service
1 Marine Midland Center
Buffalo, N.Y.  14203-2842

Marine Midland Bank Trustee FBO             598,846.378                12.79%
Dunlop Tire Corp
Buffalo Hourly Pension Plan (1950)
Attn: Clair Lindauer AVP
Employee Benefit Trust Service
1 Marine Midland Center
Buffalo, N.Y.  14203-2842

Yasuda Trust and Banking Co. Ltd.           422,372.000                9.02%
Tokkin 9756
Fund Administration
2-1 Yaesu 1-Chome,
Chuo-Ku, Tokyo

The Mitsui Trust                            412,289.961                8.81%
1-1 Nihonbashi-Muromachi
2-Chome, Chuo-Ku, Tokyo 103

The Toyo Trust                              300,393.303                6.42%
7-2 Nihonbashi-Koamicho
Chuo-Ku, Tokyo 103

VALIDITY OF SHARES

         The validity of the shares has been passed upon for the Fund by Piper & Marbury, Baltimore, Maryland.

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS


         The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes and the imposition of the federal excise tax on undistributed income and capital gains. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus. The amounts of any income dividends or capital gains distributions cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

         As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions are automatically received in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.


--------------------------------------------------------------------------------
                            PERFORMANCE CALCULATIONS
--------------------------------------------------------------------------------
         The Fund may from time to time quote various performance figures to illustrate the past performance of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN


         The Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                  P (1+T)n = ERV

Where:   P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

         The Portfolio may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

                  Aggregate Total Return             [ (  ERV  )- 1 ]
                                                          ---
                                                                            P


         For the fiscal year ended September 30, 1996, the total return for the Portfolio was 16.37%. Total return is an aggregate and has not been annualized, and reflects voluntary fee waivers. For the period October 1, 1993 (commencement of operations) through September 30, 1996, the cumulative total return for the Portfolio was 13.79%

         The performance of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

--------------------------------------------------------------------------------
                               COMPARATIVE INDICES
--------------------------------------------------------------------------------

         The Portfolio may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

NASDAQ INDUSTRIALS INDEX

The NASDAQ Industrials Index is a measure of all NASDAQ National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The index is exclusive of warrants and all domestic common stocks traded in the regular NASDAQ market which are not part of the NASDAQ National Market System. The NASDAQ Industrials Index is market value weighted.

RUSSELL 1000 INDEX

The Russell 1000 Index consists of the 1000 largest of the 3000 largest stocks. Market capitalization is typically between $450 million and $80 billion. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 1000 stocks in the Russell 1000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

RUSSELL 2000 INDEX

The Russell 2000 Index consists of the 2000 smallest of the 3000 largest stocks. Market capitalization is typically between $35 million and $450 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

RUSSELL 2500 INDEX

The Russell 2500 Index consists of the 2500 smallest of the 3000 largest stocks. Market capitalization is typically between $1.2 billion and $35 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2500 stocks in the Russell 2500 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

S&P 500

The S&P 500 is a portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's and is market capitalization weighted. Unlike the Russell indices, there are always 500 names in the S&P 500. Changes are made by Standard & Poor's as needed.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Minerva Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Minerva Equity Portfolio (constituting Minerva Fund, Inc., hereafter referred to as the "Portfolio") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity
with generally accepted accounting principles.   These financial statements and
financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 7, 1996

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996

                                                                                          VALUE
 SHARES                                                                    COST         (NOTE 2a)
------------                                                          ------------   -------------
           COMMON STOCKS - 93.7%

           AEROSPACE - 0.5%
   2,200   Loral Space & Communications Ltd.........................  $     29,635   $     34,650
   5,400   Raytheon Co..............................................       248,339        300,375
                                                                      ------------   -------------
                                                                           277,974        335,025
                                                                      ------------   -------------

           AIR TRANSPORTATION - 1.3%
  10,100   AMR Corp*................................................       846,556        804,212
                                                                      ------------   -------------

           APPAREL - 0.9%
   5,400   Fruit of the Loom Inc*...................................       149,249        167,400
   2,400   Springs Industries Inc - Class A.........................       101,619        106,800
   2,400   Tommy Hilfiger Corp*.....................................       117,490        142,200
   2,900   VF Corp..................................................       163,354        174,363
                                                                      ------------   -------------
                                                                           531,712        590,763
                                                                      ------------   -------------

           AUTOMOBILES - 1.7%
  19,300   Chrysler Corporation.....................................       575,189        552,462
  10,500   General Motors Corp......................................       562,380        504,000
                                                                      ------------   -------------
                                                                         1,137,569      1,056,462
                                                                      ------------   -------------

           AUTOMOTIVE RELATED - 0.7%
   9,900   Goodyear Tire and Rubber Co..............................       466,069        456,637
                                                                      ------------   -------------

           BANKS - 5.7%
   9,400   Chase Manhattan Corp.....................................       674,164        753,175
   3,900   Citicorp.................................................       312,222        353,437
   2,700   Crestar Financial Corp...................................       146,000        159,300
  12,800   First Chicago NBD Corp...................................       540,556        579,200
  11,900   First Union Corp.........................................       731,118        794,325
   6,500   NationsBank Corp.........................................       545,403        564,688
   3,600   Republic NY Corp.........................................       231,204        248,850
   4,700   U.S. Bancorp.............................................       153,130        185,650
                                                                      ------------   -------------
                                                                         3,333,797      3,638,625
                                                                      ------------   -------------

           BASIC CHEMICALS - 2.9%
   4,500   Airgas Inc*..............................................        88,359        114,187
  17,200   Du Pont (E.I.) De Nemours................................     1,308,845      1,517,900
   2,900   Rohm & Haas Co...........................................       176,812        189,950
                                                                      ------------   -------------
                                                                         1,574,016      1,822,037
                                                                      ------------   -------------

           BEVERAGES - 1.6%
  35,400   Pepsico Inc..............................................     1,122,321      1,000,050
                                                                      ------------   -------------

           BUILDING AND HOUSING - 0.3%
   3,800   Danaher Corp.............................................       144,316        157,225
                                                                      ------------   -------------

           BUSINESS SERVICES - 0.6%
     800   Cintas Corp..............................................        31,300         44,800
  11,200   PHH Corp.................................................       284,190        333,200
                                                                      ------------   -------------
                                                                           315,490        378,000
                                                                      ------------   -------------

           COMPUTERS AND OFFICE EQUIPMENT - 3.6%
  11,700   Cisco Systems Inc*.......................................       608,094        726,132
  10,100   Compaq Computer Corp.....................................       508,344        647,662
   3,600   Seagate Technology Inc*..................................       197,141        201,150
   4,200   Stratus Computer, Inc*...................................       113,287         82,950
   9,400   U.S. Robotics Inc*.......................................       563,092        607,476
                                                                      ------------   -------------
                                                                         1,989,958      2,265,370
                                                                      ------------   -------------




           See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 - (CONTINUED)

                                                                                          VALUE
 SHARES                                                                    COST         (NOTE 2a)
------------                                                          ------------   -------------
           COMPUTER SOFTWARE AND SERVICES - 2.6%
   4,000   Fiserv, Inc*.............................................  $    118,537   $    153,000
   2,400   McAfee Associates Inc*...................................       122,887        165,600
   7,900   Microsoft Corp.*.........................................       961,800      1,041,813
   6,850   Oracle Systems Corp*.....................................       212,723        291,553
                                                                      ------------   -------------
                                                                         1,415,947      1,651,966
                                                                      ------------   -------------

           CONSUMER DURABLES - 0.4%
   4,500   Tupperware Corp..........................................       165,979        220,500
                                                                      ------------   -------------

           CREDIT AND FINANCE - 0.4%
   5,800   Sirrom Capital Corp......................................       139,272        175,450
   1,497   TransAmerica Corp........................................       101,034        104,603
                                                                      ------------   -------------
                                                                           240,306        280,053
                                                                      ------------   -------------

           DEPARTMENT STORES - 2.8%
   6,000   Dillard Department Stores - Class A......................       214,961        193,500
  19,500   Federated Department Stores*.............................       643,995        653,250
  21,200   Sears, Roebuck and Co....................................       960,200        948,700
                                                                      ------------   -------------
                                                                         1,819,156      1,795,450
                                                                      ------------   -------------

           DRUGS - 8.4%
  14,700   Abbott Laboratories......................................       653,369        723,975
  12,100   Allergan Inc.............................................       429,765        461,312
   3,000   Alza Corp. - Class A*....................................        82,555         80,625
  11,700   American Home Products Corp..............................       597,690        745,875
  12,800   Bristol-Myers Squibb Co..................................     1,046,518      1,233,600
   2,400   Cardinal Health Inc......................................       167,419        198,300
   9,000   Johnson & Johnson........................................       423,667        461,250
   3,600   Merck & Co., Inc.........................................       246,596        253,350
  10,500   Schering Plough Corp.....................................       602,583        645,750
   4,000   Smithkline Beecham PLC - ADR.............................       224,787        243,500
   4,300   Warner-Lambert Co........................................       248,597        283,800
                                                                      ------------   -------------
                                                                         4,723,546      5,331,337
                                                                      ------------   -------------

           ELECTRICAL EQUIPMENT - 1.5%
  10,500   General Electric Co......................................       863,780        955,500
                                                                      ------------   -------------

           ELECTRICAL POWER - 3.4%
   5,100   Central & South West Corp................................       140,924        132,600
   9,400   Cinergy Corp.............................................       291,202        290,225
  11,700   DTE Energy Co............................................       356,465        327,600
   8,300   Entergy Corp.............................................       237,923        224,100
   9,000   GPU Inc..................................................       298,965        276,750
  13,500   Ohio Edison Co...........................................       300,210        261,563
  13,900   Peco Energy Company......................................       357,197        330,125
  13,000   Unicom Corporation.......................................       340,768        326,625
                                                                      ------------   -------------
                                                                         2,323,654      2,169,588
                                                                      ------------   -------------

           ELECTRONICS - 1.2%
   8,200   Intel Corp...............................................       493,388        782,587
                                                                      ------------   -------------

           ENTERTAINMENT & LEISURE - 1.1%
  12,100   Carnival Corp. - Class A.................................       356,139        375,100
  11,800   Liberty Media Group - Class A*...........................       331,983        337,775
                                                                      ------------   -------------
                                                                           688,122        712,875
                                                                      ------------   -------------




           See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 - (CONTINUED)

                                                                                          VALUE
 SHARES                                                                    COST         (NOTE 2a)
------------                                                          ------------   -------------
           FOOD PRODUCTS - 1.8%
  11,000   Conagra Inc..............................................  $    478,098   $    541,750
   3,700   Unilever NV - ADR........................................       522,835        583,213
                                                                      ------------   -------------
                                                                         1,000,933      1,124,963
                                                                      ------------   -------------

           FOOD RETAILERS - 0.6%
   9,000   American Stores Co.......................................       332,465        360,000
                                                                      ------------   -------------

           FURNISHINGS AND APPLIANCES - 0.1%
   4,500   Premark International, Inc...............................        63,681         84,938
                                                                      ------------   -------------

           HEALTH SERVICES - 1.3%
   7,636   Columbia/HCA Healthcare Corp.............................       397,974        434,297
   5,400   Foundation Health Corp*..................................       201,149        182,925
   1,630   Health Management Associates Inc*........................        36,366         40,546
   9,600   Humana Inc*..............................................       219,164        194,400
                                                                      ------------   -------------
                                                                           854,653        852,168
                                                                      ------------   -------------

           HEALTH TECHNOLOGY - 0.2%
   3,800   Beckman Instruments Inc..................................       129,591        147,725
                                                                      ------------   -------------

           HOSPITAL SUPPLIES - 1.8%
   7,200   Baxter International Inc.................................       281,607        336,600
  11,700   Becton Dickinson & Co....................................       419,014        517,725
   7,600   Mallinckrodt Group Inc...................................       286,469        316,350
                                                                      ------------   -------------
                                                                           987,090      1,170,675
                                                                      ------------   -------------

           INSURANCE - 7.2%
   6,500   Ace Limited..............................................       281,565        343,687
  10,100   Aetna Life & Casualty Co.................................       708,039        710,787
  10,256   Allstate Corp............................................       434,949        505,108
   4,000   American General Corp....................................       137,777        151,000
   7,000   Cigna Corp...............................................       801,204        839,125
  12,600   Exel Limited.............................................       416,981        437,850
  19,000   ITT Hartford Group Inc...................................       984,934      1,121,000
   2,400   Providian Corp...........................................        96,536        103,200
   6,300   SAFECO Corp..............................................       209,655        220,500
   2,700   St. Paul Companies Inc...................................       140,219        149,850
                                                                      ------------   -------------
                                                                         4,211,859      4,582,107
                                                                      ------------   -------------

           MACHINERY - 2.2%
   3,300   Case Corp................................................       161,898        160,875
   3,800   Caterpillar Inc..........................................       256,153        286,425
   8,700   Cummins Engine...........................................       356,862        342,562
   7,600   Deere & Co...............................................       276,722        319,200
   3,600   Eaton Corp...............................................       206,179        217,350
   1,800   Tecumseh Products Co. - Class A..........................        97,037         97,650
                                                                      ------------   -------------
                                                                         1,354,851      1,424,062
                                                                      ------------   -------------

           MISCELLANEOUS INDUSTRIALS - 2.8%
   5,400   FMC Corp*................................................       349,164        366,525
   6,700   ITT Corp*................................................       391,767        292,287
   4,500   Tenneco Inc..............................................       223,833        225,563
   4,200   Textron Inc..............................................       316,452        357,000
   8,100   Trinova Corp.............................................       260,216        255,150
   2,900   TRW Inc..................................................       253,874        269,700
                                                                      ------------   -------------
                                                                         1,795,306      1,766,225
                                                                      ------------   -------------


           See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 - (CONTINUED)

                                                                                          VALUE
 SHARES                                                                    COST         (NOTE 2a)
------------                                                          ------------   -------------
           NATURAL GAS - 1.5%
  10,300   Coastal Corp.............................................  $    392,568   $    424,875
   5,200   Columbia Gas System......................................       296,062        291,200
   5,100   El Paso Natural Gas......................................       191,381        224,400
                                                                      ------------   -------------
                                                                           880,011        940,475
                                                                      ------------   -------------

           NON-FERROUS METALS - 0.3%
   3,800   Reynolds Metals Co.......................................       209,803        194,275
                                                                      ------------   -------------

           OIL - DOMESTIC AND CRUDE - 3.2%
   3,600   Amoco Corp...............................................       257,454        253,800
   5,200   Atlantic Richfield Co....................................       607,325        663,000
   3,300   Mapco Inc................................................       191,386        196,763
  17,800   Phillips Petroleum Co....................................       729,106        760,950
   5,600   Ultramar Corp*...........................................       158,525        169,400
                                                                      ------------   -------------
                                                                         1,943,796      2,043,913
                                                                      ------------   -------------

           OIL - INTERNATIONAL - 5.7%
   9,400   British Petroleum PLC - ADR..............................       991,658      1,175,000
   7,600   Chevron Corp.............................................       450,356        475,950
   8,400   Mobil Corp...............................................       914,992        972,300
   7,400   Texaco Inc...............................................       638,232        680,800
   8,600   Total S.A. - ADR.........................................       287,754        336,475
                                                                      ------------   -------------
                                                                         3,282,992      3,640,525
                                                                      ------------   -------------

           OTHER CONSUMER SERVICES - 0.5%
  10,300   Service Corporation International........................       246,330        311,575
                                                                      ------------   -------------

           PAPER - 0.9%
   7,600   Bowater Inc..............................................       301,368        288,800
   6,000   Champion International Corp..............................       276,973        275,250
                                                                      ------------   -------------
                                                                           578,341        564,050
                                                                      ------------   -------------

           PERSONAL PRODUCTS - 2.6%
  10,300   Avon Products Inc........................................       429,446        511,137
   1,800   Estee Lauder Co. - Class A...............................        69,458         80,775
   6,962   Kimberley Clark Corp.....................................       480,790        613,526
   4,900   Proctor & Gamble Co......................................       428,607        477,750
                                                                      ------------   -------------
                                                                         1,408,301      1,683,188
                                                                      ------------   -------------

           PUBLISHING AND BROADCASTING - 2.0%
   6,750   Comcast Corp. - Class A..................................       120,380        103,781
   4,000   Gannett Co., Inc.........................................       277,715        281,500
   8,100   Harcourt General Inc.....................................       400,710        447,525
   3,700   Infinity Broadcasting Co. - Class A*.....................       108,061        116,550
   6,900   Panamsat Corp*...........................................       179,933        191,906
   2,900   Sinclair Broadcasting Group - Class A*...................        95,881        115,638
                                                                      ------------   -------------
                                                                         1,182,680      1,256,900
                                                                      ------------   -------------

           RAILROADS - 2.4%
   4,650   Burlington Northern Santa Fe Corp........................       347,544        392,344
   1,800   CSX Corp.................................................        86,346         90,900
  13,900   Union Pacific Corp.......................................       963,321      1,018,175
                                                                      ------------   -------------
                                                                         1,397,211      1,501,419
                                                                      ------------   -------------

           RECREATION - 0.5%
   3,800   Eastman Kodak Co.........................................       269,851        298,300
                                                                      ------------   -------------



           See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1996 - (CONTINUED)

 SHARES/
PRINCIPAL                                                                                      VALUE
 AMOUNT                                                                      COST            (NOTE 2a)
--------------                                                          ------------      -------------
             SPECIALTY STORES - 2.1%
    4,500    Gymboree*................................................  $    125,930      $    136,688
   10,600    Home Depot, Inc..........................................       522,249           602,875
    7,600    Officemax Inc*...........................................       122,374           106,400
   10,100    Pep Boys - Manny, Moe & Jack.............................       347,171           359,813
    3,600    Viking Office Products*..................................        93,787           108,000
                                                                        ------------      -------------
                                                                           1,211,511         1,313,776
                                                                        ------------      -------------

             TELECOMMUNICATIONS EQUIPMENT - 0.2%
    1,800    Tellabs Inc*.............................................        89,639           127,125
                                                                        ------------      -------------

             TELEPHONE SERVICES - 7.8%
   22,000    AT&T Corp................................................     1,297,432         1,149,500
    7,600    Frontier Corp............................................       233,681           202,350
   11,700    GTE Corp.................................................       480,427           450,450
    6,300    Lucent Technologies Inc..................................       218,816           289,012
    9,400    MFS Communications Co., Inc*.............................       390,836           410,075
   14,300    NYNEX Corp...............................................       681,471           622,050
    6,300    Paging Network Inc*......................................       132,500           126,000
    8,100    Palmer Wireless Inc.*....................................       164,313           143,269
   12,100    SBC Communications Inc...................................       593,535           582,313
   24,900    Sprint Corporation.......................................       957,396           967,988
                                                                        ------------      -------------
                                                                           5,150,407         4,943,007
                                                                        ------------      -------------

             TOBACCO - 4.4%
   21,900    Philip Morris Cos., Inc..................................     1,961,019         1,965,525
   14,380    RJR Nabisco Holdings Corp................................       429,214           373,880
   15,300    UST, Inc.................................................       490,518           453,263
                                                                        ------------      -------------
                                                                           2,880,751         2,792,668
                                                                        ------------      -------------


             TOTAL COMMON STOCK                                           55,935,709        59,528,321
                                                                        ------------      -------------


             MONEY MARKET FUNDS - 6.5%
$1,194,664   Federated Trust for Government Cash Reserves, 4.96% (a)..     1,194,664         1,194,664
 2,931,156   Fidelity Institutional Cash Treasury II, 5.15% (a).......     2,931,156         2,931,156
                                                                        ------------      -------------
             Total Money Market Funds                                      4,125,820         4,125,820
                                                                        ------------      -------------

             Total Investments - 100.2%                                 $ 60,061,529 **     63,654,141
                                                                        ------------

             Liabilities in Excess of Other Assets - (0.2%)                                   (112,395)
                                                                                          -------------

             Net Assets - 100%                                                            $ 63,541,746
                                                                                          =============

             *Non-income producing security

             **The cost for Federal income tax purposes is $60,064,213.  See
               Note 6b.

             ADR - American Depository Receipt

             (a) Yield effective on 9/30/96.





           See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996



ASSETS:

Investments in securities, at value
(Identified cost $60,061,529)................................................ $ 63,654,141
Receivable for investment securities sold....................................      165,000
Dividends and interest receivable............................................      141,108
Unamortized organizational cost..............................................       42,473
                                                                              ------------
    Total Assets.............................................................   64,002,722
                                                                              ------------

LIABILITIES:

Payable for investment securities purchased..................................      360,087
Advisory fee payable.........................................................       16,775
Custodian fee payable........................................................        9,186
Fund accounting fee payable..................................................        8,765
Transfer agent fee payable...................................................        2,554
Administrative services fee payable..........................................        2,396
Other accrued expenses.......................................................       61,213
                                                                              ------------
   Total Liabilities.........................................................      460,976
                                                                              ------------

NET ASSETS                                                                    $ 63,541,746
                                                                              ============
COMPOSITION OF NET ASSETS
Par value of shares of capital stock outstanding (par value $.001 per share,
200,000,000 shares authorized)............................................... $      4,681
Additional paid-in-capital...................................................   58,542,120
Accumulated undistributed net investment income..............................      117,802
Accumulated undistributed net realized gain on investments...................    1,284,531
Unrealized appreciation of investments.......................................    3,592,612
                                                                              ============

NET ASSETS                                                                    $ 63,541,746
                                                                              ------------

Shares of Capital Stock Outstanding..........................................    4,681,166
                                                                              ------------

Net Asset Value (Maximum Offering Price and Redemption Price Per Share) .....       $13.57
                                                                                    ======





See accompanying notes to financial statements

MINERVA FUND, INC.
EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996




INVESTMENT INCOME:
  Dividends.................................................................. $    628,435
  Interest ..................................................................       98,321
                                                                              ------------
                                                                                   726,756
                                                                              ------------

EXPENSES:
  Advisory ..................................................................      138,248
  Administrative services ...................................................       42,231
  Fund accounting............................................................       38,636
  Custodian .................................................................       36,300
  Audit......................................................................       31,950
  Legal......................................................................       27,480
  Registration...............................................................       23,000
  Amortization of organization expenses......................................       21,356
  Insurance..................................................................       12,642
  Directors..................................................................        9,750
  Transfer agent ............................................................        9,027
  Reports to shareholders....................................................        6,000
  Miscellaneous..............................................................       12,000
                                                                              ------------

  Total expenses before waivers / reimbursements.............................      408,620

  Expenses waived / reimbursed by Adviser and Administrator..................     (132,043)
                                                                              ------------

  NET EXPENSES...............................................................      276,577
                                                                              ------------

NET INVESTMENT INCOME........................................................      450,179
                                                                              ------------

Net realized gain on investments.............................................    1,322,643
Change in unrealized appreciation on investments.............................    1,771,673
                                                                              ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............................    3,094,316
                                                                              ------------

Net increase in net assets resulting from operations......................... $  3,544,495
                                                                              ============





See accompanying notes to financial statements

MINERVA FUND, INC.
EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS





                                                                                  YEAR             YEAR
                                                                                  ENDED            ENDED
                                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                                                   1996            1995
INCREASE IN NET ASSETS:                                                       ------------     -------------
  Net investment income...................................................... $    450,179     $    211,383
  Net realized gain on investments...........................................    1,322,643          490,664
  Change in unrealized appreciation of investments...........................    1,771,673        1,795,679
                                                                              ------------     -------------

Net increase in net assets resulting from operations.........................    3,544,495        2,497,726
                                                                              ------------     -------------

DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income......................................................     (351,954)        (202,662)
  Realized Capital Gains.....................................................     (520,825)           -----
                                                                              ------------     -------------

  Total Dividends and Distributions..........................................     (872,779)        (202,662)
                                                                              ------------     -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of shares..............................................   47,466,188              ---

  Net asset value of shares issued in reinvestment of distributions..........      846,684          202,662

  Cost of shares redeemed ...................................................     (167,938)              --
                                                                              ------------     -------------

  Net increase in net assets from capital share transactions.................   48,144,934          202,662
                                                                              ------------     -------------

TOTAL INCREASE IN NET ASSETS......................................................   50,816,650        2,497,726

NET ASSETS:
  Beginning of period........................................................   12,725,096       10,227,370
                                                                              ------------     -------------

  End of period (including undistributed net investment income
of $117,802 and $19,577, respectively) ...................................... $ 63,541,746     $ $12,725,096
                                                                              ============     =============



See accompanying notes to financial statements.

MINERVA FUND, INC.
EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996


         NOTE 1. DESCRIPTION AND ORGANIZATION. Minerva Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, and was incorporated in the State of Maryland on June 28, 1993. The Fund currently consists of one investment portfolio, Equity Portfolio (the "Portfolio"). At September 30, 1996 there were authorized 200,000,000 shares of capital stock having a par value of $0.001 per share. The Portfolio commenced operations on October 1, 1993. Prior to commencement of operations, the Portfolio had no operations other than organizational matters and the sale of 5,000 shares at $10.00 per share to Furman Selz LLC, formerly, Furman Selz Incorporated ("Furman Selz"), the Fund's Administrator and Distributor, representing the initial capital of the Fund.

         NOTE 2. SIGNIFICANT ACCOUNTING POLICIES. Following is a summary of the significant accounting policies followed by the Fund. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

         a. SECURITY VALUATION - Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily
traded.   Unlisted securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of securities and other assets for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

         b. INVESTMENT TRANSACTIONS - Investment transactions are recorded on the trade date. Identified cost of investments sold is used to calculate realized gains and losses for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned or accrued.

         c. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS - Dividends from net investment income are declared and paid to shareholders on a quarterly basis. If any net capital gains are realized from the sale of securities, the Portfolio normally distributes such gains with the last dividend for the calendar year. Dividends are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary (primarily attributable to post October capital and foreign currency loss deferrals) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require a reclassification.

MINERVA FUND, INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1996



         d. FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes with respect to net investment income and net realized capital gains, if any, that are distributed to shareholders. The Fund also intends to meet the distribution requirements to avoid the payment of an excise tax.

         e. ORGANIZATION EXPENSES - Costs incurred in connection with the organization and initial registration of the Fund were paid by Furman Selz and reimbursed by the Fund. These costs have been deferred and are being amortized on the straight-line method against operations over a period of sixty months beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of any unamortized organization expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.


         NOTE 3. ADVISER. The Fund has entered into an investment management agreement (the "Investment Management Agreement") with LTCB-MAS Investment Management, Inc. ("LTCB-MAS") (the "Investment Manager"). LTCB-MAS is a joint subsidiary of The Long-Term Credit Bank of Japan, Limited ("LTCB") and Miller, Anderson & Sherrerd, LLP ("MA&S").

         Pursuant to an Investment Services Agreement (the "Investment Services Agreement") between the Investment Manager and MA&S, MA&S acting in collaboration with and under the supervision of the Investment Manager, is responsible on a day-to-day basis for selecting investments for the Fund in conformity with the Fund's stated investment objective and policies, consulting with the Investment Manager regarding specific decisions concerning the purchase, sale, or holding of particular securities on behalf of the Fund and placing purchase and sale orders for the Fund's securities. MA&S receives no fee from the Investment Manager or the Fund pursuant to the Investment Services Agreement for the services it provides.

         Sixty percent of the outstanding capital stock of the Investment Manager is owned by LTCB Capital Markets, Inc. ("LCM") which, in turn, is wholly owned by LTCB. Forty percent of the outstanding capital stock of the Investment Manager is owned by MA&S.

         As of January 3, 1996, MA&S was acquired by Morgan Stanley Group Inc. Forty percent of the outstanding capital stock of LTCB-MA&S was also acquired by affiliates of Morgan Stanley Group. Each of LTCB-MA&S and MA&S has retained its name. A new Investment Management Agreement ("Current Investment Management Agreement") with LTCB-MA&S and a new Investment Services Agreement between LTCB-MA&S and MA&S were approved on September 29, 1995 due to this acquisition. The terms are identical to the previous contracts.

         The Current Investment Management Agreement provides for the Portfolio to pay the Investment Manager an investment management fee calculated and accrued daily and paid monthly at the annual rates of 0.50% of average daily
net assets.   The Investment Manager will

MINERVA FUND, INC.
EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

         During the year ended September 30, 1996, the Investment Manager waived advisory fees of $81,937 from the Portfolio. In addition, LCM has voluntarily reimbursed expenses of $13,124 to the Portfolio.

         LTCB-MAS has agreed that, in any fiscal year, it will reduce its management fee to the Portfolio to the extent that the Portfolio's expenses exceed the most restrictive expense limitation imposed by state securities laws or regulations in states where the Portfolio's shares are sold. There was no reimbursement of expenses to meet these limitations for the year ended September 30, 1996.

         NOTE 4. ADMINISTRATOR AND DISTRIBUTOR - Furman Selz provides the Fund with administrative and fund accounting services pursuant to an administration agreement (the "Fund Administration Agreement"). The services under the Fund Administration Agreement are subject to the supervision of the Fund's Board of Directors and officers and includes the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodians and assistance in the preparation of the Fund's registration statements under federal and state laws. Pursuant to the Fund Administration Agreement, the Portfolio pays Furman Selz a monthly fee which on an annualized basis will not exceed 0.15% of the average daily net assets of the Portfolio.

         For the year ended September 30, 1996, Furman Selz voluntarily waived administrative services fees of $26,982.

         In addition, Furman Selz is entitled to an annual fee of $30,000 from the Portfolio for performing fund accounting services. Furman Selz voluntarily waived $10,000 of this fund accounting fee for the year ended September 30, 1996.

         The Fund has entered into a distribution agreement (the "Distribution Agreement") with Furman Selz. Under the Distribution Agreement, Furman Selz does not receive any fee or other compensation for distributing shares of the Fund.

         NOTE 5. OTHER TRANSACTIONS WITH AFFILIATES. The Fund has entered into a Transfer Agency Agreement (the "Transfer Agency Agreement") with Furman Selz whereby Furman Selz provides personnel necessary to perform shareholder servicing functions. For its services, Furman Selz receives a fee of $15 per account plus reimbursement of out-of-pocket expenses.

         LTCB Trust Company, a subsidiary of LTCB and an affiliate of the Investment Manager, serves as custodian for the Fund. For furnishing custodian services, LTCB Trust Company is paid a monthly fee with respect to the Portfolio at an annual rate based on a percentage of average daily net assets plus certain transaction and out of pocket expenses. For the year ended September 30, 1996, LTCB Trust Company received fees of $36,300 from the Portfolio.

MINERVA FUND, INC.
EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         NOTE 6 - SECURITIES TRANSACTIONS.

         (a) PURCHASE AND SALE TRANSACTIONS - The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended September 30, 1996 were as follows:

                                     Common Stocks & Bonds
                                    Purchases        Sales
                                    ---------        -----
                                    $59,112,493      $13,916,988

         (b) FEDERAL INCOME TAX BASIS - Cost for Federal income tax purposes at September 30, 1996 was $60,064,213. Accordingly, the Portfolio had gross unrealized appreciation of $4,699,205, and gross unrealized depreciation of $1,109,277 for Federal income tax purposes.

         NOTE 7 - CAPITAL SHARE TRANSACTIONS. The Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares in the same or additional investment portfolios. For the periods indicated, transactions of capital stock of Equity Portfolio were as follows:

                                                         Year Ended         Year Ended
                                                    September 30, 1996    September 30, 1995
                                                    ------------------    ------------------
Shares sold.....................                          3,586,262                ---
Shares issued in reinvestment of
  dividends.....................                             67,536             18,234

Shares redeemed.................                            (12,796)               ---
                                                           --------                ---
Net increase in shares..........                          3,641,002             18,234
                                                          ---------             ------


         NOTE 8 - SUBSEQUENT EVENTS. Furman Selz has consummated an agreement with BISYS Group, Inc. ("BISYS") whereby administrative, transfer agency, and fund accounting services currently provided by Furman will be provided by BISYS under new Administrative Services Agreement, Transfer Agency Agreement, and Fund Accounting Agreements between the Fund and BISYS.

MINERVA FUND, INC.
EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (1)


                                                                                     YEAR            YEAR            YEAR
                                                                                    ENDED           ENDED           ENDED
                                                                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                                     1996            1995           1994*
                                                                                 -------------- ---------------- --------------
Net Asset Value, Beginning of Period.............................................     $12.23          $10.01          $10.00
                                                                                      ======          ======          ======
Income from Investment Operations:
    Net investment income........................................................       0.21            0.22            0.16
    Net realized and unrealized appreciation on investments......................       1.73            2.20            0.02
                                                                                      ------          ------          ------
    Total Increase from Investment Operations....................................       1.94            2.42            0.18
                                                                                      ------          ------          ------
Less Dividends and Distributions:
    Dividends from net investment income.........................................      (0.14)          (0.20)          (0.15)
    Realized  Capital Gains......................................................      (0.46)             --              --
                                                                                      ------           ------           -----
    Return of Capital............................................................         --              --           (0.02)

  Total Dividends and Distributions..............................................      (0.60)          (0.20)          (0.17)
                                                                                      ------          ------          ------
Net Asset Value, End of Period...................................................     $13.57          $12.23          $10.01
                                                                                      ======          ======          ======
Total Return.....................................................................      16.37%          24.37%           1.99%

Ratios / Supplemental Data:
      Net Assets, End of Period (in thousands)                                       $63,542         $12,725         $10,227
      Ratios of Net Investment Income to Average Net Assets                             1.59%           1.90%           1.56%
      Ratios of Net Investment Income before effect of waivers and reimbursements       1.13%           0.59%           0.71%
      Ratios of Net Expenses to Average Net Assets                                      0.98%           1.03%           1.00%
      Ratios of Expenses before effect of waivers and reimbursements                    1.44%           2.34%           1.85%
      Portfolio Turnover Rate                                                             55%             56%             35%
     Average Commission Rate (a)                                                      $0.059              --              --





(1) Per share based on the average number of shares outstanding during each period.

*Commencement of Operations October 1, 1993

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements:

         Included in the Prospectus:


         (1) Financial Highlights for the periods ended September 30, 1996, September 30, 1995 and September 30, 1994.


         Included in Statement of Additional Information:


         (1)      Portfolio of Investments as of September 30, 1996

         (2)      Statement of Assets and Liabilities as of September 30, 1996

         (3)      Statement of Operations for the year ended September 30, 1996

         (4) Statement of Changes in Net Assets for the years ended September 30, 1996 and September 30, 1995

         (5)      Notes to Financial Statements as of September 30, 1996

         (6) Financial Highlights for the periods ended September 30, 1996, September 30, 1995 and September 30, 1994



         (b)      Exhibits:

       Exhibit
       Number                            Description
       -------                           -----------

       1           --          Registrant's Articles of Incorporation

       2           --          Registrant's By-Laws

       3           --          None.

       4(a)        --          Form of Share  Certificate  for shares of Class A
                               stock*

       4(b)        --          Form of Share  Certificate  for shares of Class B
                               stock*

       5(a)        --          Investment     Management    Agreement    between
                               Registrant  and LTCB-MAS  Investment  Management,
                               Inc. ("LTCB-MAS")

       5(b)        --          Investment  Services  Agreement  between LTCB-MAS
                               and Miller Anderson & Sherrerd ("MA&S")


       6           --          Distribution  Agreement  between  Registrant  and
                               BISYS Fund Services Limited Partnership


       7           --          None.

       8           --          Custodian  Agreement between  Registrant and LTCB
                               Trust Company

       9(a)        --          Administration  Agreement between  Registrant and
                               BISYS Fund Services Limited Partnership

       9(b)        --          Transfer Agency Agreement between  Registrant and
                               BISYS Fund Services, Inc.

       9(c) Fund Accounting Agreement between Registrant and BISYS Fund Services Limited Partnership

       10          --          Opinion and Consent of Piper & Marbury

       11          --          Consent of Independent Accountants .


       12          --          None.

       13          --          Purchase Agreement

       14          --          None.

       15          --          None.

       16          --          Performance Calculations

       17(A)       --          Powers of Attorney from Messrs. Schmid,  Hagberg,
                               Miller and Pileggi*
                   --          Power of Attorney from Charles A. Parker **
       17(B)       --          Financial Data Schedule .

----------

* Exhibit is incorporated by reference to same exhibit to Pre-Effective Amendment No. 2, filed September 29, 1993 to the Registration Statement.


** Exhibit is  incorporated  by  reference  to same  exhibit  to  Post-Effective
   Amendment No. 5, filed January 26, 1996 to the Registration Statement .




Item 25.    Persons Controlled by or Under Common Control with Registrant.
            --------------------------------------------------------------

                        Not applicable.

Item 26.    Number of Holders of Securities
            -------------------------------
                                                       Number of Record
                                                       Holders at

                                                       November 4, 1996
                        Title of Class
                        --------------                 ----------------


                        Shares of the Equity Portfolio,        36
                        par value $.001 per share


Item 27.    Indemnification
            ---------------

            Reference is made to Article VII of Registrant's Articles of Incorporation and Article IV of Registrant's By-Laws.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

            The list required by this Item 28 of officers and directors of LTCB-MAS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by LTCB-MAS pursuant to the Advisers Act (SEC File No. 801-35451).

            The list required by this Item 28 of officers and directors of MA&S, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MA&S pursuant to the Advisers Act (SEC File No. 801-10437).

Item 29.    Principal Underwriters
            ----------------------

            (a)  Not applicable.


            (b) The information required by this Item 29 with respect to each director, officer or partner of Furman Selz LLC, the Fund's current principal underwriter, is incorporated by reference to Schedule A of Form BD filed by Furman Selz LLC pursuant to the Securities Exchange Act of 1934 (SEC File No. 801-12425).

                   The information required by this Item 29 with respect to BISYS Fund Services Limited Partnership is incorporated by reference to Schedule A of Form BD filed by BISYS Fund Services Limited Partnership pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-32480).


            (c)  Not applicable.

Item 30.    Location of Accounts and Records
            --------------------------------

            All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of:


            (1)         Minerva Fund, Inc.
                        3435 Stelzer Road
                        Columbus, OH 43219

            (2)         BISYS Fund Services, Inc.
                        3435 Stelzer Road
                        Columbus, OH 43219

Item 31.    Management Services
            -------------------

                        Not applicable.

Item 32.    Undertakings
            ------------

            (a)         Not applicable.

            (b)         Not applicable.

            (c) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

            (d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of November, 1996.



                                             MINERVA FUND, INC.



                                             By:         /s/ JOHN J. PILEGGI
                                                        ........................
                                                         John J. Pileggi
                                                         President and Treasurer




            Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 27th day of November, 1996.



SIGNATURE                                          TITLE
---------                                          -----



     *
---------------                        Chairman of the Board
James D. Schmid                        of Directors and Director


 ........................               President and Treasurer
John J. Pileggi


     *
 ........................               Director
James D. Schmid


     *
 ........................               Director
Carl T. Hagberg


     *
 ............                           Director
Raymond F. Miller



     *
 ........................               Director
Charles A. Parker



*By:        /s/ JOHN J. PILEGGI
            -------------------
            John J. Pileggi
            Attorney-in-Fact

                               MINERVA FUND, INC.
                               ------------------

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION OF EXHIBIT
------      ----------------------


1           Registrant's Articles of Incorporation

2           Registrant's By-Laws

5(a) Investment Management Agreement between Registrant and LTCB-MAS Investment Management, Inc.

5(b)        Investment Services Agreement between LTCB-MAS and Miller Anderson &
            Sherrerd

6 Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership

8 Supplement to Custodian Agreement and Custodian Agreement between Registrant and LTCB Trust Company

9(a) Administration Agreement between Registrant and BISYS Fund Services Limited Partnership

9(b)        Transfer Agency Agreement between Registrant and BISYS Fund
            Services, Inc.

9(c) Fund Accounting Agreement between Registrant and BISYS Fund Services Limited Partnership

10          Opinion and Consent of Piper & Marbury


11          Consent of Independent Accountants


13          Purchase Agreement

16          Performance Calculations



17(B)       Financial Data Schedule